SCHEDULE 14C INFORMATION

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VALIC COMPANY I

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VALIC Company I

Large Cap Core Fund

(the “Fund”)

2919 Allen Parkway, 8th floor,

Houston, Texas 77019

November 24, 2025

Dear Participant:

At a meeting held on April 23, 2025 (the “Meeting”), the Board of Directors (the “Board”) of VALIC Company I (“VC I”) approved investment sub-advisory agreements between the Variable Annuity Life Insurance Company, the Fund’s investment adviser, and each of T. Rowe Price Associates, Inc. (“T. Rowe Price”) and J.P. Morgan Investment Management Inc. (“JPMorgan”) (each, a “Subadviser,” and collectively, the “Subadvisers”) with respect to the Fund (each, a “New Sub-Advisory Agreement,” and collectively, the “New Sub-Advisory Agreements”). T. Rowe Price and JPMorgan replaced Massachusetts Financial Services Company as the subadvisers to the Fund. The Fund is a series of VC I. The New Sub-Advisory Agreements became effective on September 29, 2025 (the “Effective Date”).

In connection with the appointment of T. Rowe Price and JPMorgan, the Board approved a change in the Fund’s name to “Large Cap Core Fund”, along with changes to the Fund’s principal investment strategies and techniques.

In addition, the Board approved the Second Amended and Restated Master Advisory Fee Waiver Agreement (the “Master Advisory Fee Waiver Agreement” or the “Advisory Fee Waiver Agreement”) between VC I and VALIC, on behalf of the Fund. These changes also became effective on the Effective Date. For more information about the Fund’s principal investment strategies and techniques and principal investment risks, please refer to the Fund’s prospectus dated October 1, 2025.

As a matter of regulatory compliance, we are sending you this Information Statement, which includes information about the New Sub-Advisory Agreements, T. Rowe Price, and JPMorgan.

This document is for your information only and you are not required to take any action. Should you have any questions regarding the enclosed Information Statement, please feel free to call VALIC Client Services at 1-800-448-2542. We thank you for your continued support and investments.

Sincerely,

/s/ John T. Genoy
John T. Genoy
President
VALIC Company I

VALIC Company I

2919 Allen Parkway, 8th floor,

Houston, Texas 77019

Large Cap Core Fund

(the “Fund”)

INFORMATION STATEMENT REGARDING TWO NEW SUB-ADVISORY AGREEMENTS FOR THE LARGE CAP CORE FUND

You have received this Information Statement because, on September 29, 2025, you owned interests in the Fund within a variable annuity or variable life insurance contract (“Contract”) or through a qualified employer-sponsored retirement plan or individual retirement account (“Plan”).

Purpose of the Information Statement

You are receiving this Information Statement in lieu of a proxy statement. This Information Statement describes the decision by the Board of Directors (the “Board”) of VALIC Company I (“VC I”) to approve investment sub-advisory agreements between the Variable Annuity Life Insurance Company, the Fund’s investment adviser, and each of T. Rowe Price Associates, Inc. (“T. Rowe Price”) and J.P. Morgan Investment Management Inc. (“JPMorgan”) (each, a “Subadviser,” and collectively, the “Subadvisers”) with respect to the Fund (each, a “New Sub-Advisory Agreement”, and collectively, the “New Sub-Advisory Agreements”). The New Sub-Advisory Agreements replaced the prior investment sub-advisory agreements (the “Prior Sub-Advisory Agreements”) between VALIC and Massachusetts Financial Services Company.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THIS DOCUMENT IS FOR INFORMATIONAL PURPOSES ONLY AND YOU ARE NOT REQUIRED TO TAKE ANY ACTION.

VC I relies upon an exemptive order from the U.S. Securities and Exchange Commission (“SEC”) which allows VALIC, subject to certain conditions, to enter into and materially amend subadvisory agreements with unaffiliated sub-advisers without obtaining shareholder approval. The Board, including a majority of the directors who are not “interested persons” of the Company, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”), must first approve each new or amended sub-advisory agreement. This allows VALIC to act more quickly to change or add sub-advisers when it is determined that a change would be in the best interest of the Fund and its shareholders. As required by this exemptive order, the Fund must provide information to shareholders about a new sub-adviser and the sub-advisory agreement within 60 days of the hiring of a new sub-adviser. This Information Statement is being provided to you to satisfy this requirement. The order also permits the Fund to disclose fees paid by VALIC to subadvisers on an aggregate, rather than individual, basis. In addition, pursuant to non-action relief, the SEC Staff has extended multi-manager relief to any affiliated subadviser, provided certain conditions are met. The Fund’s shareholders have approved of the Fund’s reliance on the no-action relief. VALIC will determine if and when the Fund should rely on the no-action relief. The Prospectus will be updated in advance of the no-action relief being relied upon by the Fund.

This Information Statement is being posted on or about November 24, 2025, to all participants in a Contract or Plan who were invested in the Fund as of the close of business on September 29, 2025 (the “Record Date”) at https://www.corebridgefinancial.com/rs/prospectus-and-reports/information-statements.

The Adviser and the Fund

VALIC is an investment adviser registered with the SEC and is located at 2919 Allen Parkway, 8th floor, Houston, Texas 77019. Pursuant to an Investment Advisory Agreement between VALIC and VC I, dated January 1, 2002, as amended (the “Advisory Agreement”), VALIC serves as investment adviser to the Funds. The Advisory Agreement was last approved by the Board at a meeting held on August 1-2, 2023. VALIC is an indirect, wholly owned subsidiary of Corebridge Financial, Inc. (“Corebridge”).

Pursuant to the terms of the Advisory Agreement, VALIC acts as an adviser for VC I, and each series thereof, and manages the daily business affairs of VC I. VALIC employs sub-advisers, such as T. Rowe Price and JPMorgan, that make investment decisions for VC I. The Advisory Agreement further provides that VALIC furnishes office space, facilities, equipment, and personnel adequate to provide the services and pays the compensation of the members of the Board who are “interested persons” of VC I or VALIC. In addition, VALIC monitors and reviews the activities of VC I’s sub-advisers and other third-party service providers and makes changes and/or replacements when deemed appropriate. In addition, VALIC provides comprehensive investment and compliance monitoring, including, among other things, monitoring of each sub-adviser’s performance, and conducts reviews of each sub-adviser’s brokerage arrangements and best execution. VALIC also provides the Board with quarterly reports at each regular meeting regarding VC I and each series thereof.

The Board also approved Second Amended and Restated Master Advisory Fee Waiver Agreement (the “Master Advisory Fee Waiver Agreement” or the “Advisory Fee Waiver Agreement”) between VALIC and VC I, on behalf of the Fund, through September 30, 2026. Under the Advisory Fee Waiver Agreement, VALIC has contractually agreed to waive a portion of its advisory fee so that the fee payable by the Fund to VALIC equals 0.55% on the first $750 million and 0.50% on assets over $750 million. The Advisory Fee Waiver Agreement went into effect on the Effective Date.

There were no changes to the Advisory Agreement or VALIC’s advisory fees in connection with the approval of the New Sub-Advisory Agreements. For the period ended May 31, 2025, the Fund paid VALIC advisory fees, based on its average daily net assets pursuant to the Advisory Agreement as shown in the chart below. Had the changes described above (the “New Arrangements”) been implemented at the beginning of the fiscal year ended May 31, 2025, the subadvisory fees paid by VALIC would have decreased and the gross advisory fees retained by VALIC with respect to the Fund would have increased. The following shows what the aggregate subadvisory fees paid and the advisory fees retained were for the fiscal year ended May 31, 2025, compared to what they would have been had the New Arrangements been in place for the fiscal year ended May 31, 2025.

	Year Ended May 31, 2025 Actual		Year Ended May 31, 2025 New Arrangements		Difference

	Dollar Amount	% of Net Assets	Dollar Amount	% of Net Assets	Dollar Amount	% of Net Assets	% Increase (Decrease)

Gross Advisory Fees	$4,009,505	0.64%	$4,009,505	0.64%	$0	0.00%	0%

Aggregate Subadvisory Fees Paid	$2,069,961	0.33%	$1,409,592	0.23%	$(660,369)	(0.10)%	(31.9)%

Advisory Fees Retained (Gross)	$1,939,544	0.31%	$2,599,913	0.41%	$660,369	0.10%	34.0%

Advisory Fees Waived/Expenses Reimbursed	$207,030	0.03%	$563,837	0.09%	$356,807	0.06%	172.3%

Advisory Fees Retained (Net)	$1,732,514	0.28%	$2,036,076	0.32%	$303,562	0.04%	17.5%

The subadvisory fees paid and the advisory fees that would be retained by VALIC under the New Arrangements are hypothetical and are designed to help you understand the potential effects of the New Sub-Advisory Agreements. The actual fees paid to VALIC, and the actual advisory fees retained by VALIC under the New Arrangements may be different due to fluctuating asset levels and a variety of other factors.

The New Sub-Advisory Agreements

Under the terms of the New Sub-Advisory Agreements, subject to the control, direction, and supervision of VALIC, T. Rowe Price shall manage the investment and reinvestment of the assets of the Fund including, for example, the evaluation of pertinent economic, statistical, financial, and other data, the determination of the industries and companies to be represented in the Fund’s portfolio, and the formulation and implementation of investment programs; and shall maintain a trading desk and place orders for the purchase and sale of portfolio investments (including futures contracts and options thereon) for the Fund’s account with brokers or dealers (including futures commission merchants) selected by the subadviser, or arrange for any other entity to provide a trading desk and to place orders with brokers and dealers (including futures commission merchants) selected by the subadviser, subject to the subadviser’s control, direction, and supervision, which brokers or dealers may include brokers or dealers (including futures commission merchants) affiliated with the subadviser, subject to applicable law. In addition, T. Rowe Price will assist the Fund and its agents in determining whether prices obtained for valuation purposes accurately reflect the prices on the subadviser’s portfolio records relating to the assets of the Fund. In performing these services, T. Rowe Price shall use its best efforts to obtain for the Fund the best execution of portfolio transactions.

The T. Rowe Price Subadvisory Agreement is similar to the Investment Sub-Advisory Agreement currently in effect between VALIC and MFS with respect to the Fund, except that the Subadvisory Agreement materially differs, among other things, in: (i) the name of the subadviser; (ii) the effective date and termination date of the agreement; (iii) the fee rate; (iv) the absence of an acknowledgement that the subadviser is not the Fund’s accounting agent and is not responsible for pricing determinations or calculations; (v) different terms related to the aggregation of sales and purchase orders of securities; (vi) the inclusion of language explicitly authorizing VALIC to direct T. Rowe Price to use a particular broker or dealer for one or more trades if, in the sole opinion of VALIC, it is in the best interest of the Fund to do so; (vii) the addition of language pursuant to which T. Rowe Price will perform cash management services for the Fund; (viii) differing terms related to proxy voting policies and procedures to the extent VALIC delegates proxy voting to T. Rowe Price; (ix) the absence of language pursuant to which the subadviser disclaims responsibility for taking action on behalf of the Fund in connection with a claim or potential claim in bankruptcy or litigation proceedings as well as other terms related to litigation; (x) the addition of terms related to delegation of the subadviser’s duties and obligations to affiliated persons; (xi) the addition of language that addresses the termination of interim subadvisory agreements entered into pursuant to Rule 15a-4 under the 1940 Act; (xii) the absence of language requiring the investment adviser to reimburse the subadviser for making duplicate copies of certain books and records; (xiii) the absence of language requiring the adviser to provide a list of entities the subadviser is restricted in conducting transactions with; (xiv) the addition of a requirement that VALIC provide subadviser with names, addresses, and specimen signatures of those authorized to instruct the subadviser, including a limitation on the subadviser’s liability in certain situations where such a person lacks authority; (xv) the absence of language requiring the adviser to cease using the subadviser’s name and logo in the event the agreement terminates; and (xvi) different terms related to the indemnification of each party to the agreement, choice of law, and severability of the terms of the agreement.

Under the terms of the Subadvisory Agreement, subject to the control, direction, and supervision of VALIC, JPMorgan shall manage the investment and reinvestment of the assets of the Fund including, for example, the evaluation of pertinent economic, statistical, financial, and other data, the determination, in its discretion without prior consultation with VALIC or the Board, of the industries, securities and other investments to be represented in the Fund’s portfolio, and the formulation and implementation of investment programs; and shall maintain a trading desk and place orders for the purchase and sale of portfolio investments (including futures contracts or other derivatives) for the Fund’s account with brokers or dealers (including futures commission merchants) selected by the subadviser, or arrange for any other entity to provide a trading desk and to place orders with brokers and dealers (including futures commission merchants) selected by the subadviser, subject to the subadviser’s control, direction, and supervision, which brokers or dealers may include brokers or dealers (including futures commission merchants) affiliated with the subadviser, subject to applicable law.

In performing its obligations, the JPMorgan may, at its own discretion, delegate any or all of its discretionary investment, advisory and other rights, powers and functions to any advisory affiliate, without further written consent of VALIC provided that JPMorgan shall always remain liable for its obligations. In addition, JPMorgan will assist the Fund and its agents in determining whether prices obtained by the Fund and its agents for valuation purposes are consistent with the prices on the subadviser’s portfolio records relating to the assets of the Fund at such times as VALIC shall reasonably request; provided, however, the subadviser is not the fund accounting agent and is not responsible for pricing determinations or calculations and any information provided will be provided for information purposes only.

The JPMorgan Subadvisory Agreement is similar to the Investment Sub-Advisory Agreement currently in effect between VALIC and MFS with respect to the Fund, except that the Subadvisory Agreement materially differs, among other things, in: (i) the name of the subadviser; (ii) the effective date and termination date of the agreement; (iii) the fee rate; (iv) different terms related to the selection of broker dealers, including provisions related to best execution and soft dollars; (v) the addition of language whereby VALIC acknowledges JPMorgan will follow its best execution policy, which has been provide to VALIC and may be amended from time to time; (vi) the addition of language related to the usage of broker dealers and futures commissions merchants affiliated with JPMorgan; (vii) the addition of language authorizing JPMorgan to disclose certain information necessary to effect transactions on the Fund’s behalf; (viii) the addition of language explicitly authorizing the subadviser to conduct transactions in markets that are not “regulated markets” as defined under MiFID II; (ix) different terms related to the aggregation of orders; (x) the addition of an acknowledgement related to the subadviser’s reliance on representations and warranties made by VALIC when entering into derivatives transactions on the Fund’s behalf; (xi) the addition of language regarding the notification of determinations of the Fund’s investment policies made by VALIC; (xii) the addition of language requiring the adviser to instruct the Fund’s custodian to forward proxy voting materials to subadviser if VALIC delegates proxy voting to the subadviser, including a limit on the subadviser’s liability for materials that are not received in a timely manner; (xiii) the absence of language pursuant to which the subadviser disclaims responsibility for taking action on behalf of the Fund in connection with a claim or potential claim in bankruptcy or litigation proceedings as well as other terms related to litigation; (xiv) the inclusion of language stating that brokerage commissions, taxes, charges and other costs incident to the purchase and sale of investments shall be charged to and paid by the Fund; (xv) the addition of language restricting disclosure of the Fund’s portfolio holdings by VALIC under certain circumstances; (xvi) the addition of language requiring payment of subadvisory fee within fifteen (15) days of the end of each month; (xvii) the addition of language regarding the subadviser’s reliance on VALIC for determination of the Fund’s compliance with Section 817(h) of the Internal Revenue Code of 1986, as amended; (xviii) the addition of a disclaimer stating the subadviser does not guarantee the future performance of the Fund or any specific level of performance, the success of any investment decision or strategy that subadviser may use; (xix) the inclusion of a representation that VALIC is authorized to delegate some or all of its responsibilities to the subadviser; (xx) differing terms related to the indemnification of the parties; (xxi) the addition of language addressing the subadviser’s customer identification program; (xxii) the absence of language requiring the adviser to provide a list of entities the subadviser is restricted in conducting transactions with; and (xxiii) the absence of language related to corporate actions and force majeure.

The New Sub-Advisory Agreements shall continue in effect for two years from their effective dates. Thereafter, the New Sub-Advisory Agreements shall continue in effect subject to the termination provisions and all other terms and conditions thereof, only so long as such continuance is approved at least annually by the vote of a majority of Independent Directors, cast in person at a meeting called for voting on such approval, and by a vote of a majority of VC I’s Board or a majority of that Fund’s outstanding voting securities (as defined in the 1940 Act). Each of the New Sub-Advisory Agreements may be terminated by VALIC or the Sub-Adviser at any time, without the payment of any penalty, upon giving T. Rowe Price and/or JPMorgan 60 days’ notice (which notice may be waived by T. Rowe Price and/or JPMorgan), provided that such termination by VALIC shall be directed or approved by the vote of a majority of the Directors of VC I in office at the time or by the vote of the holders of a majority of the outstanding voting securities of the Fund entitled to vote, or by T. Rowe Price and/or JPMorgan on 60 days written notice (which notice may be waived by VALIC), and will terminate automatically upon any termination of the Advisory Agreement between VC I and VALIC with respect to the Fund. The New Sub-Advisory Agreements will also immediately terminate in the event of their assignment. The New Sub-Advisory Agreement with T. Rowe Price is attached as Exhibit A and the New Sub-Advisory Agreement with JPMorgan is attached as Exhibit B.

Since VALIC, and not the Fund, is responsible for payment of subadvisory fees, the fees and expenses paid by the Fund’s shareholders will not increase as a result of the approval of the Subadvisory Agreements. The proposed subadvisory fees were negotiated at arms-length, based on a variety of factors, including the value of the services to be provided, the competitive environment in which the Fund is marketed, the investment characteristics of the Fund relative to other similar funds, and the fees charged to comparable products within the industry. Based on these considerations, and as hereinafter discussed in detail, management believes that the proposed subadvisory fees, and the management fees to be retained by VALIC, are fair and reasonable.

In connection with the appointment of T. Rowe Price and JPMorgan, and as set forth in the supplement to the Fund’s prospectus dated September 29, 2025, there were changes to the Fund’s principal investment strategies and techniques that went into effect on the Effective Date. For more information about the Fund’s principal investment strategies and techniques, please refer to the Fund’s prospectus dated October 1, 2025.

Factors Considered by the Board

In connection with the approval of the New Sub-advisory Agreements, the Board, including the Independent Directors, received materials relating to certain factors the Board considered in determining whether to approve the New Sub-Advisory Agreements. Those factors included: (1) the nature, extent and quality of the services to be provided to the Funds by each of T. Rowe Price and JPMorgan; (2) the key personnel of each of T. Rowe Price and JPMorgan who will provide services to the Fund; (3) T. Rowe Price’s and JPMorgan’s compliance policies and procedures; (4) T. Rowe Price’s and JPMorgan’s brokerage and soft dollar practices; and (5) information relating to any economies of scale and other benefits to be realized by T. Rowe Price and JPMorgan as a result of the New Sub-Advisory Agreements.

In considering whether to approve the New Sub-Advisory Agreements, the Board also took into account a presentation made at the Meeting by members of management as well as by representatives from each of T. Rowe Price and JPMorgan. The Board noted that in accordance with Section 15(c) of the 1940 Act, T. Rowe Price and JPMorgan furnished the Board with extensive information in connection with the consideration of the New Sub-Advisory Agreements. The Independent Directors were separately represented by counsel that is independent of VALIC, in connection with their consideration of approval of the New Sub-Advisory Agreements. The matters discussed below were also considered separately by the Independent Directors in executive sessions with their independent legal counsel, at which no representatives of management were present.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of services to be provided to the Fund by each of T. Rowe Price and JPMorgan. The Board reviewed information provided by each of T. Rowe Price and JPMorgan relating to its operations and personnel. The Board also noted that each of T. Rowe Price’s and JPMorgan’s management of the Fund will be subject to the oversight of VALIC and the Board and must be done in accordance with the investment objectives, policies and restrictions set forth in the Fund’s prospectus and statement of additional information.

The Board considered information provided to them regarding the services to be provided by each of T. Rowe Price and JPMorgan, including separate presentations from T. Rowe Price and JPMorgan. The Board noted that each of T. Rowe Price and JPMorgan will determine the securities to be purchased or sold on behalf of the Fund and will be responsible for providing VALIC with records concerning its activities, which VALIC or the Fund are required to maintain; and for rendering regular reports to VALIC and to officers and Directors of the Fund concerning its discharge of the foregoing responsibilities. The Board reviewed information regarding the qualifications, background and responsibilities of T. Rowe Price’s and JPMorgan’s investment and compliance personnel who would provide services to the Fund. The Board also took into account the financial condition of each of T. Rowe Price and JPMorgan. The Board also reviewed T. Rowe Price’s and JPMorgan’s brokerage practices. The Board also considered T. Rowe Price’s and JPMorgan’s risk management processes and regulatory history, including information regarding whether either was currently involved in any regulatory actions or investigations as well as material litigation that may affect its ability to service the Fund.

The Board concluded that the scope and quality of the services to be provided by each of T. Rowe Price and JPMorgan were expected to be satisfactory and that there was a reasonable basis to conclude that T. Rowe Price and JPMorgan would provide a high quality of investment services to the Fund.

Fees and Expenses; Investment Performance. The Board received and reviewed information regarding the fees proposed to be charged by each of T. Rowe Price and JPMorgan for sub-advisory services compared against the sub-advisory fees of the funds in the Fund’s Subadvisory Expense Group/Universe. The Board noted that VALIC negotiated the sub-advisory fee with each of T. Rowe Price and JPMorgan at arm’s length. The Board also noted that the sub-advisory fee rate to be payable to each of T. Rowe Price and JPMorgan pursuant to the New Sub-Advisory Agreements is lower than the sub-advisory fee rate payable to Massachusetts Financial Services (“MFS”) pursuant to the current sub-advisory agreement with MFS. The Board considered that the sub-advisory fees will be paid by VALIC out of the advisory fees it receives from the Fund and that the sub-advisory fees are not paid by the Fund. Therefore, the Board considered that the engagement of each of T. Rowe Price and JPMorgan will not result in any change to the management fee paid by the Fund to VALIC. The Board also took into account the new Advisory Fee Waiver Agreement. The Board also considered the fees that each of T. Rowe Price and JPMorgan charges to certain similarly managed accounts.

Cost of Services and Indirect Benefits/Profitability. The Board considered the cost of services and profits expected to be realized in connection with the New Sub-Advisory Agreements. The Board noted that the sub-advisory fee rate proposed to be paid by VALIC at its current asset levels pursuant to the New Sub-Advisory Agreements would be lower than the current sub-advisory fee and considered the impact of the sub-adviser change on VALIC’s profitability. The Board considered that the sub-advisory fee rates were negotiated with each of T. Rowe Price and JPMorgan at arm’s length. In considering the anticipated profitability to each of T. Rowe Price and JPMorgan in connection with its relationship with the Fund, the Directors noted that the fees under the New Sub-Advisory Agreements will be paid by VALIC out of the advisory fees that VALIC will receive from the Fund. The Board determined that the profitability to each of T. Rowe Price and JPMorgan in connection with its relationship with the Fund is therefore not a material factor in its consideration of the Agreements.

In view of all the factors considered, the Directors determined that the anticipated profitability to VALIC was reasonable. The Board also concluded that the anticipated profitability of each of T. Rowe Price and JPMorgan from its relationship with the Fund was not material to their deliberations with respect to consideration of approval of the New Sub-Advisory Agreements.

Economies of Scale. For similar reasons as stated above with respect to each of T. Rowe Price’s and JPMorgan’s anticipated profitability and its costs of providing services, the Board concluded that the potential for economies of scale in each of T. Rowe Price’s and JPMorgan’s management of the Fund is not a material factor to the approval of the New Sub-Advisory Agreements.

Terms of the Sub-Advisory Agreement. The Board reviewed the terms of the New Sub-Advisory Agreements, including the duties and responsibilities to be undertaken. The Board concluded that the terms of the New Sub-Advisory Agreements were reasonable.

Conclusions. In reaching its decisions to approve the New Sub-Advisory Agreements, the Board did not identify any single factor as being controlled but based its recommendation on each of the factors it considered. Each Director may have contributed different weight to the various factors. Based upon the materials reviewed, the representations made, and the considerations described above, and as part of their deliberations, the Board, including the Independent Directors, concluded that each of T. Rowe Price and JPMorgan possesses the capability and resources to perform the duties required under the New Sub-Advisory Agreements.

Information about T. Rowe Price

T. Rowe Price, located at 1307 Point Street, Baltimore, Maryland 21231. T. Rowe Price, which was founded by Thomas Rowe Price, Jr. in 1937, is one of the pioneers of the growth stock theory of investing. Its approach to managing money is based on proprietary research and a strict investment discipline developed over seven decades. The firm, which is a wholly owned subsidiary of T. Rowe Price Group, Inc., a publicly owned financial services company, is one of the nation’s leading non-load fund managers. As of September 30, 2025, T. Rowe Price and its affiliates had approximately $1.77 trillion in assets under management.

The team responsible for managing a portion of the Large Cap Core Fund is Ann Holcomb, Jay Nogueira and Jason Polun.

The following chart lists T. Rowe Price’s principal executive officers and directors and their principal occupations.

Name and Address*	Principal Occupation
Jennifer B. Dardis Savonne L. Ferguson David Oestreicher Robert W. Sharps Eric L. Veiel	Director Chief Compliance Officer Director and Secretary Director, Chair of the Board, President Director

*The address for the Directors and Officers is 1307 Point Street, Baltimore, Maryland 21231.

No Director of VC I has owned any securities or has had any material interest in, or a material interest in a material transaction with, T. Rowe Price or its affiliates, since the beginning of the Fund’s most recent fiscal year. No officers or Directors of VC I are officers, employees, directors, general partners, or shareholders of T. Rowe Price.

T. Rowe Price provides investment advisory or sub-advisory services, as applicable, to the mutual fund listed below, which has investment strategies or objectives similar to those of the Fund. While the investment strategies or objectives of the mutual fund listed below may be similar to those of a Fund, the nature of services provided by T. Rowe Price may be different. As a sub-adviser, T. Rowe Price may perform a more limited set of services and assume fewer responsibilities for a Fund than it does for the fund listed below. The name of the fund, together with information concerning the fund’s assets, and the advisory or sub-advisory fee rates paid (as a percentage of average net assets) to T. Rowe Price for its management services, are set forth below.

Comparable Mutual Fund	Assets as of May 31, 2025 (millions)	Fee Rate (% of average daily net assets)

T. Rowe Price U.S. Equity Research Fund	$13,976.9	.04% individual fee + 0.28% group fee=0.32% management
Catholic Responsible Investments Multi-Style U.S. Equity Fund	$117.9*
Strategic Advisers US Total Stock Fund	$17,685.3*
* Represents the amount of the fund’s assets that are subadvised by T. Rowe Price.

Information about JPMorgan

JPMorgan, located at 270 Park Avenue, New York, NY 10017, is an indirect wholly owned subsidiary of JPMorgan Chase & Co. As of September 30, 2025, JPMorgan and its affiliates managed over $3.9 trillion in assets.

JPMorgan manages a portion of the Large Cap Core Fund using a team of portfolio managers. The team responsible for managing a portion of the Large Cap Core Fund is Scott Davis and Shilpee Raina.

The following chart lists JPMorgan’s principal executive officers and directors and their principal occupations.

Name and Address	Principal Occupation
GATCH, GEORGE, CROSBY WHITE	DIRECTOR/CHAIRMAN
QUINSEE, PAUL, ANTHONY	DIRECTOR/HEAD OF GLOBAL EQUITIES
POWELL, ANDREW, RICHARD	DIRECTOR / AM CAO / HEAD OF GLOBAL CLIENT SERVICE / SENIOR BUSINESS MANAGER
DONOHUE, JOHN, THOMAS	DIRECTOR / PRESIDENT / CEO / HEAD OF GLOBAL LIQUIDITY
DOWD, JOY, CATHERINE	DIRECTOR
MICHELE, ROBERT, CHARLES	DIRECTOR /HEAD OF GLOBAL FIXED INCOME, CURRENCY & COMMODITIES
PIL, ANTON, CYRIEL	DIRECTOR / HEAD OF GLOBAL ALTERNATIVES
LASKOWITZ, JEDEDIAH ISIAH, M	DIRECTOR/ HEAD OF GLOBAL ASSET MANAGEMENT SOLUTIONS
OLIVA, JOHN, L	CHIEF COMPLIANCE OFFICER
LISHER, ANDREA, L	DIRECTOR / HEAD OF AMERICAS, CLIENT
BONANNO, PETER, VICTOR	GENERAL COUNSEL, ASSET MANAGEMENT
MANGHILLIS, KATHERINE, GAIL	SECRETARY
HESSE, BENJAMIN, A	DIRECTOR, CHIEF FINANCIAL OFFICER, TREASURER
GATCH, GEORGE, CROSBY WHITE	DIRECTOR/CHAIRMAN

Name and Address	Principal Occupation
QUINSEE, PAUL, ANTHONY	DIRECTOR/HEAD OF GLOBAL EQUITIES
POWELL, ANDREW, RICHARD	DIRECTOR / AM CAO / HEAD OF GLOBAL CLIENT SERVICE / SENIOR BUSINESS MANAGER
DONOHUE, JOHN, THOMAS	DIRECTOR / PRESIDENT / CEO / HEAD OF GLOBAL LIQUIDITY
DOWD, JOY, CATHERINE	DIRECTOR
MICHELE, ROBERT, CHARLES	DIRECTOR /HEAD OF GLOBAL FIXED INCOME, CURRENCY & COMMODITIES
PIL, ANTON, CYRIEL	DIRECTOR / HEAD OF GLOBAL ALTERNATIVES
LASKOWITZ, JEDEDIAH ISIAH, M	DIRECTOR/ HEAD OF GLOBAL ASSET MANAGEMENT SOLUTIONS
OLIVA, JOHN, L	CHIEF COMPLIANCE OFFICER
LISHER, ANDREA, L	DIRECTOR / HEAD OF AMERICAS, CLIENT
BONANNO, PETER, VICTOR	GENERAL COUNSEL, ASSET MANAGEMENT
MANGHILLIS, KATHERINE, GAIL	SECRETARY
HESSE, BENJAMIN, A	DIRECTOR, CHIEF FINANCIAL OFFICER, TREASURER

No Director of VC I has owned any securities or has had any material interest in, or a material interest in a material transaction with, JPMorgan or its affiliates since the beginning of the Fund’s most recent fiscal year. No officers or Directors of VC I are officers, employees, directors, general partners, or shareholders of JPMorgan.

JPMorgan provides investment advisory or sub-advisory services, as applicable, to the mutual funds and/or institutional accounts listed below, which have investment strategies or objectives similar to that of the Fund. While the investment strategies or objectives of the mutual funds and/or accounts listed below may be similar to that of a Fund, the nature of services provided by JPMorgan may be different. As a sub-adviser, JPMorgan may perform a more limited set of services and assume fewer responsibilities for a Fund than it does for certain funds listed below. The name of each such fund or account, together with information concerning the fund’s assets, and the advisory or sub-advisory fee rates paid (as a percentage of average net assets) to JPMorgan for its management services, are set forth below.

Comparable Funds/Accounts	Assets as of September 30, 2025 (millions)	Fee Rate (% of average daily net assets)
A	677	22 bps on first $500 mm 20 bps on next $500 mm 19 bps on balance

B	1,208	20 bps on first $500 mm 18 bps on next $500 mm 17 bps on balance

C	2,663	20 bps on first $500 mm 18 bps on next $500 mm 17 bps on balance

D	1,187	20 bps on first $500 mm 18 bps on next $500 mm 17 bps on next $500 mm 15 bps on balance

E	363	20 bps on first $500 mm 18 bps on next $500 mm 17 bps on balance

F	607	20 bps on first $500 mm 18 bps on next $500 mm 17 bps on balance

G	178	30 bps on first $100 mm 20 bps on next $500 mm 18 bps on balance

Ownership of Shares

As of October 31, 2025, there were approximately 33,473,059.05 shares outstanding of the Funds. All shares of the Funds are owned by VALIC and its respective affiliates. To VALIC’s knowledge, no person owns a Contract or Plan, or interests therein, representing more than 5% of the outstanding shares of the Funds. The Directors and officers of VC I and members of their families as a group, beneficially owned less than 1% of the Funds’ shares as of the Record Date.

The following shareholders directly owned 5% or more of the outstanding shares of the Funds as of that date:

Fund	Owner	Shares	Percentage
VALIC Company I Large Cap Core Fund	VALIC	33,218,653.51	99.24%
	VALIC Dynamic Allocation Fund	254,405.55	0.76%

Brokerage Commissions

The Funds did not pay any commissions to affiliated broker-dealers for the period ended May 31, 2025.

Other Service Agreements

VC I has entered into an Amended and Restated Administrative Services Agreement (the “Administrative Services Agreement”) with SunAmerica Asset Management, LLC (“SunAmerica”) to provide certain accounting and administrative services to the Funds. VC I has also entered into a Master Transfer Agency and Service Agreement (the “MTA”) with VALIC Retirement Services Company (“VRSCO”) to provide transfer agency services to the Funds, which include shareholder servicing and dividend disbursement services. For the fiscal year ended May 31, 2025, pursuant to the Administrative Services Agreement and MTA, the Funds paid $9,665,875 and $49,843 to SunAmerica and VRSCO, respectively.

SunAmerica is a limited liability company organized under the laws of Delaware. SunAmerica is an indirect, wholly owned subsidiary of Corebridge Financial, Inc. (“Corebridge”). SunAmerica is located at 30 Hudson Street, 16th Floor, Jersey City, New Jersey 07302. As investment adviser, SunAmerica selects the subadvisers for the Trust’s portfolios, manages certain portfolios, provides various administrative services, and supervises the portfolios’ daily business affairs, subject to oversight by the Trustees. The Advisory Agreement authorizes SunAmerica to retain subadvisers for the portfolios for which it does not manage the assets. SunAmerica selects subadvisers it believes will provide portfolios with the highest quality investment services. SunAmerica monitors the activities of the subadvisers and, from time to time, will recommend the replacement of a subadviser on the basis of investment performance, style drift (divergence from the stated investment objective or policies), or other considerations. VALIC is an indirect, partially owned subsidiary of Corebridge, and therefore, is an affiliate of SunAmerica. VRSCO and CCS are also affiliates of VALIC. The approval of the New Sub-Advisory Agreement did not affect the services provided to the Funds by SunAmerica, VRSCO, or CCS.

On June 26, 2025, Corebridge and Venerable Holdings, Inc. (“Venerable”) announced that they entered into a definitive agreement, pursuant to which Venerable will acquire SunAmerica (the “Transaction”). The Transaction is expected to close in the fourth quarter of 2025, pending satisfaction of all closing conditions. As required under the 1940 Act, the closing of the Transaction will be deemed an “assignment” of the Advisory Agreement, which will result in its automatic termination. To ensure that SunAmerica may continue to provide advisory services without interruption to the portfolios of the Trust, including the Portfolio, on September 18, 2025, the Board approved a new substantially identical Investment Advisory and Management Agreement with SunAmerica with respect to the Funds, which will be presented to the shareholders of each portfolio for approval. If approved by shareholders, the new Investment Advisory and Management Agreement will take effect upon closing of the Transaction or such later time as shareholder approval is obtained.

Shareholder Reports

Copies of the Funds’ most recent annual and semi-annual reports to shareholders are available without charge and may be obtained by writing to P.O. Box 15648, Amarillo, Texas 79105-5648 or by calling 1-800-448-2542. VC I’s prospectus, SAI, and shareholder reports are available online at http://valic.onlineprospectus.net/VALIC/FundDocuments/index.html.

Shareholder Proposals

The Funds are not required to hold annual shareholder meetings. If a shareholder wishes to submit proposals for consideration at a future shareholder meeting, the Funds must receive the proposal a reasonable time before the solicitation is to be made. Written proposals should be sent to Kathleen D. Fuentes, Esq., Vice President, Chief Legal Officer, and Secretary of VALIC Company I, 30 Hudson Street, 16th Floor, Jersey City, New Jersey 07302.

By Order of the Board of Directors,

/s/ John T. Genoy

John T. Genoy

President

VALIC Company I

Dated: November 24, 2025

EXHIBIT A

FIRST AMENDED AND RESTATED

INVESTMENT SUB-ADVISORY AGREEMENT

This FIRST AMENDED AND RESTATED INVESTMENT SUB-ADVISORY AGREEMENT (“Agreement”) is made this 29th day of September 2025, by and between THE VARIABLE ANNUITY LIFE INSURANCE COMPANY, hereinafter referred to as “VALIC,” and T. ROWE PRICE ASSOCIATES, INC., hereinafter referred to as the “SUB-ADVISER.”

VALIC and the SUB-ADVISER recognize the following:

(a)	VALIC is a life insurance company organized under Chapter 3 of the Texas Insurance Code and an investment adviser registered under the Investment Advisers Act of 1940, as amended (“Advisers Act”).

(b)

VALIC is engaged as the investment adviser of VALIC Company I (“VC I”), pursuant to an Investment Advisory Agreement between VALIC and VC I, an investment company organized under the general corporate laws of Maryland as a series type of investment company issuing separate classes (or series) of shares of common stock. VC I is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The 1940 Act prohibits any person from acting as an investment adviser of a registered investment company except pursuant to a written contract.

(c)	VC I currently consists of thirty-six portfolios (“Funds”):

Aggressive Allocation Lifestyle Fund	International Socially Responsible Fund
Asset Allocation Fund	International Value Fund
Capital Appreciation Fund	Large Cap Core Fund
Conservative Allocation Lifestyle Fund	Mid Cap Index Fund
Core Bond Fund	Mid Cap Strategic Growth Fund
Dividend Value Fund	Mid Cap Value Fund
Dynamic Allocation Fund	Moderate Allocation Lifestyle Fund
Emerging Economies Fund	Nasdaq-100® Index Fund
Global Real Estate Fund	Science & Technology Fund
Global Strategy Fund	Small Cap Growth Fund
Government Securities Fund	Small Cap Index Fund
Growth Fund	Small Cap Special Values Fund
High Yield Bond Fund	Small Cap Value Fund
Inflation Protected Fund	Stock Index Fund
International Equities Index Fund	Systematic Core Fund
International Government Bond Fund	Systematic Growth Fund
International Growth Fund	Systematic Value Fund
International Opportunities Fund	U.S. Socially Responsible Fund

In accordance with VC I’s Articles of Incorporation (the “Articles”), new Funds may be added to VC I upon approval of VC I’s Board of Directors without the approval of Fund shareholders. This Agreement will apply only to Funds set forth on the attached Schedule A, and any other Funds as may be added or deleted by amendment to the attached Schedule A (“Covered Funds”).

(d)	The SUB-ADVISER is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the Advisers Act.

(e)

VALIC desires to enter into an Investment Sub-Advisory Agreement with the SUB-ADVISER for all or a portion of the assets of the Covered Funds which VALIC determines from time to time to assign to the SUB-ADVISER.

(f)	This Agreement supersedes all previous agreements for any of the Covered Funds shown on Schedule A.

VALIC and the SUB-ADVISER agree as follows:

1.	Services Rendered and Expenses Paid by the SUB-ADVISER

The SUB-ADVISER, subject to the control, direction, and supervision of VALIC and VC I’s Board of Directors and in material conformity with the 1940 Act, all applicable laws and regulations thereunder, all other applicable federal and state securities and tax laws and regulations, including Section 817(h) and Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), VC I’s Articles, Bylaws, registration statements, prospectus and stated investment objectives, policies and restrictions and any applicable procedures adopted by VC I’s Board of Directors and provided to the SUB-ADVISER shall:

(a)

manage the investment and reinvestment of the assets of the Large Cap Core Fund (the “LCC Fund”) including, for example, the evaluation of pertinent economic, statistical, financial, and other data, the determination of the industries and companies to be represented in the LCC Fund’s portfolio, and the formulation and implementation of investment programs.

(b)

maintain a trading desk and place orders for the purchase and sale of portfolio investments (including futures contracts and options thereon) for the LCC Fund’s account with brokers or dealers (including futures commission merchants) selected by the SUB-ADVISER, or arrange for any other entity to provide a trading desk and to place orders with brokers and dealers (including futures commission merchants) selected by the SUB-ADVISER, subject to the SUB-ADVISER’s control, direction, and supervision, which brokers or dealers may include brokers or dealers (including futures commission merchants) affiliated with the SUB-ADVISER, subject to applicable law.

In performing the services described in paragraph (b) above, the SUB-ADVISER shall use its best efforts to obtain for the LCC Fund the best execution of portfolio transactions.

Also, the SUB-ADVISER shall be limited to the following management services to facilitate the disposal of the assets provided in Schedule B (“Private Assets”) for the Small Cap Growth Fund (the “SMCG Fund”):

(a)	Fair valuation reporting of the Private Assets;
(b)	Assistance with the disposal of the Private Assets; and
(c)	Execution of corporate action events arising from holding the Private Assets.

In the event a Private Asset is listed on an exchange, following the expiration of the applicable lock-up period, the SUB-ADVISER shall promptly sell such Private Asset on the exchange contingent on market conditions and available liquidity

Without prior consultation with VALIC, SUB-ADVISER will make investment decisions with respect to the Private Assets and place transaction orders with brokers, dealers, exchanges, issuers and counterparties selected by SUB-ADVISER. In addition, in the event there is an offer to purchase the Private Assets prior to being listed on an exchange (a “Private Offer”), the SUB-ADVISER will be permitted to make investment decisions with respect to such Private Offer. If the SUB-ADVISER determines not to accept such Private Offer, the SUB-ADVISER may, but has no obligation to, present such opportunities to VALIC.

The SUB-ADVISER will assist the Covered Funds and its agents in determining whether prices obtained for valuation purposes accurately reflect the prices on the SUB-ADVISER’s portfolio records relating to the assets of the Covered Funds for which the SUB-ADVISER has responsibility on a monthly basis (unless otherwise agreed upon by the parties hereto) and at such other times as VALIC shall reasonably request.

Subject to approval by VC I’s Board of Directors of appropriate policies and procedures, the SUB-ADVISER may cause the Covered Funds to pay to a broker a commission, for effecting a portfolio transaction, in excess of the commission another broker would have charged for effecting the same transaction, if the first broker provided brokerage and/or research services to the SUB-ADVISER. The SUB-ADVISER shall not be deemed to have acted unlawfully, or to have breached any duty created by this Agreement, or otherwise, solely by reason of acting in accordance with such authorization.

The SUB-ADVISER may aggregate sales and purchase orders of securities held by the LCC Fund with similar orders being made simultaneously for other accounts managed by the SUB-ADVISER or with accounts of the affiliates of the SUB-ADVISER, if in the SUB-ADVISER’s reasonable judgment such aggregation shall result in an overall economic benefit to the LCC Fund considering the advantageous selling or purchase price, brokerage commission and other expenses. In accounting for such aggregated order price, commission and other expenses shall be averaged on a per bond or share basis daily. VALIC acknowledges that the determination of such economic benefit to the LCC Fund by the SUB-ADVISER is subjective and represents the SUB-ADVISER’s evaluation that the LCC Fund is benefited by relatively better purchase or sales prices, lower commission expenses and beneficial timing of transactions or a combination of these and other factors.

VALIC may direct the SUB-ADVISER to use a particular broker or dealer for one or more trades if, in the sole opinion of VALIC, it is in the best interest of the Covered Funds to do so. Any such direction shall be in writing and in a form satisfactory to SUB-ADVISER.

With respect to the Private Assets, VALIC hereby authorizes and directs the SUB-ADVISER to do and perform every act and thing whatsoever necessary or incidental in performing its duties and obligations under this Agreement, including, but not limited to, executing as agent, on behalf of the SMCG Fund, such agreements and other documentation as may be required for the disposal of the Private Assets. The SUB-ADVISER is also authorized to provide evidence of its authority to enter into agreements, including by delivering a copy of this provision. VALIC acknowledges and understands that it will be bound by any such agreements and other documentation executed, by the SUB-ADVISER for such investment purposes and agrees to provide the SUB-ADVISER with tax information, governing documents, legal opinions and other information concerning the SMCG Fund as may be reasonably necessary to complete such agreements and other documentation. The SUB-ADVISER is required to provide VALIC with copies of the applicable agreements and documentation promptly upon request and to notify VALIC of any claims by counterparties or financial intermediaries that the SMCG Fund has triggered an early termination or default provision or otherwise is out of compliance with the terms of the applicable agreement or that the counterparty is excused from performing under the agreement. The SUB-ADVISER is hereby authorized, to the extent required by regulatory agencies or market practice, to reveal VC I and the SMCG Fund’s identity and address to any financial intermediary through which or with which financial instruments are traded or cleared.

With respect to any investments, including but not limited to repurchase and reverse repurchase agreements, derivatives contracts, futures contracts, International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements and similar types of master agreements, and options on futures contracts, which are permitted to be made by the SUB-ADVISER in accordance with this Agreement and the investment objectives and strategies of the Covered Fund(s), as outlined in the Registration Statement for the LCC Fund, VALIC hereby authorizes and directs the SUB-ADVISER to do and perform every act and thing whatsoever necessary or incidental in performing its duties and obligations under this Agreement, including, but not limited to, executing as agent, on behalf of the LCC Fund, master and related agreements and other documents to establish, operate and conduct all brokerage, collateral or other trading accounts, and executing as agent, on behalf of the LCC Fund, such agreements and other documentation as may be required for the purchase or sale, assignment, transfer and ownership of any permitted investment, including repurchase and derivative master agreements, including any schedules and annexes to such agreements, releases, consents, elections and confirmations. The SUB-ADVISER also is hereby authorized to instruct the LCC Fund’s custodian with respect to any collateral management activities in connection with any derivatives transactions and to enter into standard industry protocol arrangements (including those published by ISDA). The SUB-ADVISER is also authorized to provide evidence of its authority to enter into such master and related agreements, including by delivering a copy of this provision. VALIC acknowledges and understands that it will be bound by any such trading accounts established, and agreements and other documentation executed, by the SUB-ADVISER for such investment purposes and agrees to provide the SUB-ADVISER with tax information, governing documents, legal opinions and other information concerning the LCC Fund as may be reasonably necessary to complete such agreements and other documentation. The SUB-ADVISER is required to provide VALIC with copies of the applicable agreements and documentation promptly upon request and to notify VALIC of any claims by counterparties or financial intermediaries that the LCC Fund has triggered an early termination or default provision or otherwise is out of compliance with the terms of the applicable agreement or that the counterparty is excused from performing under the agreement. The SUB-ADVISER is hereby authorized, to the extent required by regulatory agencies or market practice, to reveal VC I and the LCC Fund’s identity and address to any financial intermediary through which or with which financial instruments are traded or cleared.

The authority shall include, without limitation the authority on behalf of and in the name of the LCC Fund to execute: (i) documentation relating to private placements, loans and bank debt (including Loan Syndications and Trading Association and Loan Market Association documentation); (ii) waivers, consents, amendments or other modifications relating to investments; and (iii) purchase agreements, sales agreements, commitment letters, pricing letters, registration rights agreements, indemnities and contributions, escrow agreements and other investment related agreements.

The SUB-ADVISER is authorized to terminate all such master and related agreements and other documentation with respect to a Covered Fund when it determines it is in the best interest of the Covered Fund to do so, and it is authorized to exercise all default and other rights of the Covered Fund against the other party(ies) to such agreements in accordance with its fiduciary duties and the best interest of the Covered Fund. Upon termination of this Agreement, the SUB-ADVISER agrees to remove the Covered Fund(s) as parties to such agreements and to consult with Adviser regarding close-out, novation or continuation of positions under the agreements and retention of accounts or transfer of such accounts, which VALIC shall determine in its sole discretion. If instructed by VALIC to do so, the SUB-ADVISER shall close out open positions and transfer financial instruments in accordance with VALIC’s instructions.

The SUB-ADVISER shall maintain records adequately demonstrating compliance with its obligations under this Agreement and report periodically to VALIC and VC I’s Board of Directors regarding the performance of its services under this Agreement. The SUB-ADVISER will make available to VALIC and VC I promptly upon their reasonable written request all of the Covered Funds’ investment records and ledgers to assist VALIC and VC I in compliance with respect to each Covered Fund’s securities transactions as required by the 1940 Act and the Advisers Act, as well as other applicable laws. The SUB-ADVISER will furnish VC I’s Board of Directors such periodic and special reports as VALIC and VC I’s Board of Directors may reasonably request. The SUB-ADVISER will furnish to regulatory authorities any information or reports in connection with such services which may be requested in order to ascertain whether the operations of the Covered Funds are being conducted in a manner consistent with applicable laws and regulations.

Should VALIC at any time make any definite determination as to any investment policy and notify the SUB-ADVISER in writing of such determination, the SUB-ADVISER shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked, provided such determination will permit SUB-ADVISER to comply with the first paragraph of this Section.

The SUB-ADVISER will not hold money or investments on behalf of VC I. The money and investments will be held by the Custodian of VC I. The SUB-ADVISER will arrange for the transmission to the Custodian for VC I, on a daily basis, such confirmation, trade tickets and other documents as may be necessary to enable it to perform its administrative responsibilities with respect to the Covered Funds. The SUB-ADVISER further shall have the authority to instruct the Custodian of VC I (i) to pay cash for securities and other property delivered, or to be delivered, to the Custodian for VC I (ii) to deliver securities and other property against payment for VC I, and (iii) to transfer assets and funds to such brokerage accounts as the SUB-ADVISER may designate, all consistent with the powers, authorities and limitations set forth herein. The SUB-ADVISER shall not have the authority to cause the Custodian to deliver securities and other property except as expressly provided for in this Agreement.

The SUB-ADVISER will perform cash management services for the LCC Fund. The SUB-ADVISER may invest cash or cash equivalents in the T. Rowe Price Reserve Investment Funds, Inc., which are internally managed money market funds that are for the exclusive use of the T. Rowe Price mutual funds and clients of T. Rowe Price.

Subject to the prior approval by the Board of Directors of VC I and upon thirty (30) days’ written notice to the SUB-ADVISER (or such lesser or longer notice as is acceptable to the SUB-ADVISER), VALIC reserves the right to delegate to the SUB-ADVISER responsibility for exercising voting rights for all or a specified portion of the securities held by a Covered Fund. To the extent so delegated, the SUB-ADVISER will exercise voting rights with respect to securities held by a Covered Fund in accordance with written proxy voting policies and procedures mutually agreed upon by the parties. To the extent VALIC retains the responsibility for voting proxies, the SUB-ADVISER agrees to provide input on certain proxy voting matters or proposals as may be reasonably requested by VALIC.

The SUB-ADVISER shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act or represent VALIC or VC I other than in furtherance of the SUB-ADVISER’s duties and responsibilities as set forth in this Agreement.

Except as otherwise agreed, or as otherwise provided herein, the SUB-ADVISER shall bear the expense of discharging its responsibilities hereunder and VALIC shall pay, or arrange for others to pay, all VALIC’s expenses, except that VALIC shall in all events pay the compensation described in Section 2 of the Agreement.

The SUB-ADVISER also represents and warrants that in furnishing services hereunder, the SUB-ADVISER will not consult with any other sub-adviser of the Covered Funds or other series of VC I, to the extent any other sub-advisers are engaged by VALIC, or any other sub-advisers to other investment companies that are under common control with VC I, concerning transactions of the Covered Funds in securities or other assets, other than for purposes of complying with the conditions of paragraphs (a) and (b) of rule 12d3-1 under the 1940 Act.

The SUB-ADVISER may delegate any of its duties and obligations hereunder to any affiliated person, as such term is defined in the 1940 Act, that is eligible to serve as an investment adviser to an investment company registered under the 1940 Act on such terms and conditions as it deems necessary or appropriate, provided that (i) VALIC and the Board of Directors consent to any such delegation and to the terms and conditions thereof, (ii) such delegation is pursuant to a written contract which receives prior approval by VALIC and the Board of Directors, which may not be materially amended without prior written approval of VALIC and the Board of Directors, and which provides for its automatic termination in the event this Agreement is terminated for any reason, and (iii) such delegation is permitted by and in conformity with the 1940 Act. The SUB-ADVISER shall be liable to VALIC and the Covered Funds for any loss or damage arising out of, in connection with, or related to the actions, or omissions to act, of any delegee utilized hereunder as if such delegee were a party hereto. The SUB-ADVISER shall be solely responsible for compensating any delegee for services rendered, and neither VALIC nor the Covered Funds may be held responsible, or otherwise liable for, the payment of any amount due, or which may become due to any delegee.

2.	Compensation of the SUB-ADVISER

VALIC shall pay to the SUB-ADVISER, as compensation for the services rendered and expenses paid by the SUB-ADVISER, a monthly fee or fees based on each Covered Fund’s average daily net assets computed for each of the Covered Funds as provided for in the fee schedule attached hereto as Schedule A. Schedule A may be amended from time to time, provided that amendments are made in conformity with applicable laws and regulations and the Articles and Bylaws of VC I. Any change in Schedule A pertaining to any new or existing Fund shall not be deemed to affect the interest of any other Fund and shall not require the approval of shareholders of any other Fund.

VALIC shall pay this fee for each calendar month as soon as practicable after the end of that month, but in any event no later than ten (10) business days following the end of the month. If the SUB-ADVISER serves for less than a whole month, the foregoing compensation shall be prorated.

The payment of advisory fees related to the services of the SUB-ADVISER under this Agreement shall be the sole responsibility of VALIC and shall not be the responsibility of VC I.

3.	Scope of the SUB-ADVISER’s Activities

VALIC understands that the SUB-ADVISER and its affiliates now act, will continue to act and may act in the future as investment adviser to fiduciary and other managed accounts and as investment adviser to other investment companies, and VALIC has no objection to the SUB-ADVISER so acting, provided that whenever the Covered Funds and one or more other accounts or investment companies advised by the SUB-ADVISER have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a methodology believed to be equitable to each entity. The SUB-ADVISER similarly agrees to allocate opportunities to sell securities. VALIC recognizes that, in some cases, this procedure may limit the size of the position that may be acquired or sold for a Covered Funds. In addition, VALIC understands that the persons employed by the SUB-ADVISER to assist in the performance of the SUB-ADVISER’s duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the SUB-ADVISER or any affiliate of the SUB-ADVISER to engage in and devote time and attention to other business or to render services of whatever kind or nature.

Except as otherwise required by the 1940 Act, any of the shareholders, directors, officers and employees of VALIC may be a shareholder, director, officer or employee of, or be otherwise interested in, the SUB-ADVISER, and in any person controlling, controlled by or under common control with the SUB-ADVISER; and the SUB-ADVISER, and any person controlling, controlled by or under common control with the SUB-ADVISER, may have an interest in VALIC.

The SUB-ADVISER shall not be liable to VALIC, VC I, or to any shareholder in the Covered Funds, and VALIC shall indemnify the SUB-ADVISER, for any act or omission in rendering services under this Agreement, or for any losses sustained in connection with the matters to which this agreement relates, so long as there has been no willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties on the part of the SUB-ADVISER in performing its duties under this Agreement.

VALIC shall perform quarterly and annual tax compliance tests and promptly furnish reports of such tests to the SUB-ADVISER after each quarter end to ensure that the Covered Funds is in compliance with Subchapter M of the Code and Section 817(h) of the Code. VALIC shall apprise the SUB-ADVISER promptly after each quarter end of any potential non-compliance with the diversification requirements in such Code provisions. If so advised, the SUB-ADVISER shall take prompt action so that the Covered Funds complies with such Code diversification provisions, as directed by VALIC.

4.	Representations of the SUB-ADVISER and VALIC

The SUB-ADVISER represents, warrants, and agrees as follows:

(a)

The SUB-ADVISER (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify VALIC of the occurrence of any event that would disqualify the SUB-ADVISER from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

(b)

The SUB-ADVISER has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and if it has not already done so, will provide VALIC and VC I with a copy of such code of ethics together with evidence of its adoption.

(c)

The SUB-ADVISER has provided VALIC and VC I with a copy of its Form ADV as most recently filed with the SEC and will promptly after filing its annual update to its Form ADV with the SEC, furnish a copy of such amendment to VALIC.

VALIC represents, warrants, and agrees as follows:

VALIC: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify the SUB-ADVISER of the occurrence of any event that would disqualify VALIC from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

5.	Term of Agreement

This Agreement shall become effective as to the Covered Fund(s) set forth on Schedule A on the date hereof and as to any other Fund on the date of the Amendment to Schedule A adding such Fund in accordance with this Agreement. Unless sooner terminated as provided herein, this Agreement shall continue in effect for two years from its effective date. Thereafter, this Agreement shall continue in effect, but with respect to any Covered Funds, subject to the termination provisions and all other terms and conditions hereof, only so long as such continuance is approved at least annually by the vote of a majority of VC I’s directors who are not parties to this Agreement or interested persons of any such parties, cast in person at a meeting called for the purpose of voting on such approval, and by a vote of a majority of VC I’s Board of Directors or a majority of that Covered Funds’ outstanding voting securities.

This Agreement shall automatically terminate in the event of its assignment as that term is defined in the 1940 Act, or in the event of the termination of the Investment Advisory Agreement between VALIC and VC I as it relates to any Covered Funds; provided that the termination of an Interim Investment Advisory Agreement between VC I and VALIC, pursuant to Rule 15a-4 under the 1940 Act upon shareholder approval of a definitive Investment Advisory Agreement with respect to a Covered Fund, shall not result in the termination of this Agreement as to such Covered Fund. The Agreement may be terminated as to any Covered Funds at any time, without the payment of any penalty, by vote of VC I’s Board of Directors or by vote of a majority of that Covered Funds’ outstanding voting securities on not more than 60 days’ nor less than 30 days’ written notice to the SUB-ADVISER, or upon such shorter notice as may be mutually agreed upon by the parties. This Agreement may also be terminated by VALIC: (i) on not more than 60 days’ nor less than 30 days’ written notice to the SUB-ADVISER, or upon such shorter notice as may be mutually agreed upon by the parties, without the payment of any penalty; or (ii) if the SUB-ADVISER becomes unable to discharge its duties and obligations under this Agreement. The SUB-ADVISER may terminate this Agreement at any time, or preclude its renewal without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to VALIC, or upon such shorter notice as may be mutually agreed upon by the parties.

6.	Other Matters

The SUB-ADVISER may from time to time employ or associate with itself any person or persons believed to be particularly fit to assist in its performance of services under this Agreement, provided no such person serves or acts as an investment adviser separate from the SUB-ADVISER so as to require a new written contract pursuant to the 1940 Act. The compensation of any such persons will be paid by the SUB-ADVISER, and no obligation will be incurred by, or on behalf of, VALIC or VC I with respect to them.

The SUB-ADVISER agrees that all books and records which it maintains for the Covered Funds are the Covered Funds’ property. The SUB-ADVISER also agrees upon request of VALIC or VC I, to promptly surrender the books and records in accordance with the 1940 Act and rules thereunder. The SUB-ADVISER further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

VALIC has herewith furnished the SUB-ADVISER copies of VC I’s Prospectus, Statement of Additional Information, Articles and Bylaws as are currently in effect and agrees during the continuance of this Agreement to furnish the SUB-ADVISER copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. Until VALIC delivers any amendments or supplements to the SUB-ADVISER, the SUB-ADVISER shall be fully protected in relying on the documents previously furnished to it.

The SUB-ADVISER is authorized to honor and act on any notice, instruction or confirmation given by VALIC on behalf of the Covered Funds in writing signed or sent by any of the persons whose names, addresses and specimen signatures will be provided by VALIC from time to time. The SUB-ADVISER shall not be liable for so acting in good faith upon such instructions, confirmation or authority, notwithstanding that it shall subsequently be shown that the same was not given or signed or sent by an authorized person.

VALIC agrees to furnish the SUB-ADVISER at its principal office prior to use thereof, copies of all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Covered Funds or the public that refer in any way to the SUB-ADVISER, and not to use such material if the SUB-ADVISER reasonably objects in writing within ten (10) business days (or such other time as may be mutually agreed) after receipt thereof. In the event of termination of this Agreement, VALIC will continue to furnish to the SUB-ADVISER copies of any of the above-mentioned materials that refer in any way to the SUB-ADVISER. VALIC shall furnish or otherwise make available to the SUB-ADVISER such other information relating to the business affairs of VALIC and the Covered Funds as the SUB-ADVISER at any time, or from time to time, may reasonably request in order to discharge obligations hereunder.

VALIC agrees to indemnify the SUB-ADVISER for losses, costs, fees, expenses and claims which arise directly or indirectly (i) as a result of a failure by VALIC to provide the services or furnish materials required under the terms of this Agreement, or (ii) as the result of any untrue statement of a material fact or any omission to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which they were made, not misleading in any registration statements, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Covered Funds, except insofar as any such statement or omission was specifically made in reliance on written information provided by the SUB-ADVISER to VALIC.

The SUB-ADVISER agrees to indemnify VALIC for losses and claims which arise (i) as a result of a failure by SUB-ADVISER to provide the services or furnish the materials required under the terms of this Agreement, including a negligent failure whether unintentional or in good faith or otherwise, to comply with the diversification requirements specified in Section 817(h), and the qualification standards of Subchapter M of the Code, as amended, and the regulations thereunder, (other than a failure which is subsequently timely corrected by the SUB-ADVISER in accordance with applicable law and regulations such that no loss is incurred by VALIC or a Covered Funds) or (ii) as the result of any untrue statement of a material fact or any omission to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which they were made, not misleading in any registration statements, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Covered Funds to the extent any such statement or omission was made in reliance on information provided by the SUB-ADVISER or its affiliates.

7.	Confidentiality

Each party will receive and hold any records or other information obtained pursuant to this Agreement (“confidential information”) in the strictest confidence, and acknowledges, represents, and warrants that it will use its reasonable best efforts to protect the confidentiality of this information. Each party agrees that, without the prior written consent of the other party, it will not use, copy, or divulge to third parties (other than such party’s respective Representatives (as defined below)) or otherwise use, except in accordance with the terms of this Agreement, any confidential information obtained from or through the other party in connection with this Agreement other than as reasonably necessary in the course of a Covered Fund’s business, including, but not limited to, as may be requested by broker-dealers or third party firms conducting due diligence on the Covered Fund; provided that such recipients must agree to protect the confidentiality of such confidential information and use such information only for the purposes of providing services to the Covered Fund; provided, further, however, this covenant shall not apply to information which: (i) has been made publicly available by the other party or is otherwise in the public domain through no fault of the disclosing party; (ii) is within the legitimate possession of the disclosing party prior to its disclosure by such party and without any obligation of confidence; (iii) is lawfully received by the disclosing party from a third party when, to the best of such party’s knowledge and belief, such third party was not restricted from disclosing the information to such party; (iv) is independently developed by the disclosing party through persons who have not had access to, or knowledge of, the confidential information; or (v) is approved in writing for disclosure by the other party prior to its disclosure.

Any confidential information provided by a party shall remain the sole property of such party, and shall be promptly returned to such party (or destroyed) following any request by such party to do so. Notwithstanding the foregoing, either party (and others to whom permitted disclosure has been made) (i) may retain a copy of the confidential information as is required for regulatory purposes or to comply with internal policy or laws relating to document retention and (ii) shall not be required to return, delete, or destroy any confidential information as resides on its electronic systems, including email and back-up tapes, it being understood that any such surviving confidential information shall remain subject to the limitations of this Section 7.

To the extent that any confidential information may include materials subject to the attorney-client privilege, work product doctrine or any other applicable privilege concerning pending or threatened legal proceedings or governmental investigations, each party agrees that they have a commonality of interest with respect to such matters and it is their mutual desire, intention and understanding that the sharing of such material is not intended to, and shall not, waive or diminish in any way the confidentiality of such material or its continued protection under the attorney-client privilege, work product doctrine or other applicable privilege. All confidential information furnished by either party to the other or such other party’s Representatives hereunder that is entitled to protection under the attorney-client privilege, work product doctrine or other applicable privilege shall remain entitled to such protection under such privileges, this Agreement, and under the joint defense doctrine.

Notwithstanding any other provision of this Agreement, each party and its respective Representatives shall be permitted to retain and disclose confidential information to the extent such retention and disclosure is: (i) required by any law or regulation; (ii) required or requested by, or necessary under the rules of, any court, any governmental agency or other regulatory authority (including, without limitation, any stock exchange or self-regulatory organization); or (iii) necessary in connection with any action, investigation or proceeding (including, without limitation, as part of any interrogatory, court order, subpoena, administrative proceeding, civil investigatory demand, in each case whether oral or written, or any other legal or regulatory process); provided, however, to the extent permitted by law, regulation or regulatory requirement, such party shall promptly notify the other party of the pending disclosure in writing and cooperate in all reasonable respects (and at such other party’s expense) with such other party in seeking to obtain a protective order either precluding such disclosure or requiring that the confidential information so disclosed be maintained as confidential or used only for the purposes related to the action, investigation or proceeding).

For purposes of this Agreement, “Representatives” with respect to a party means such party’s representatives, directors, officers, investment and advisory committee members, employees, fund participants, rating agencies, professional advisers (including lawyers, accountants and investment bankers), affiliates or agents of such party who have a need to know confidential information. A party shall be responsible for enforcing compliance with this Agreement by its Representatives, if and to the extent such party has disclosed confidential information to any of them. The terms of this Section 7 are in addition to the terms of any other agreements between the parties or their affiliates.

The parties agree that, notwithstanding the foregoing, the SUB-ADVISER may disclose the total return earned by the Covered Fund(s) and may include such total return in the calculation of composite performance information.

8.	Choice of Law

This Agreement shall be interpreted in accordance with the laws of the State of Texas and all questions concerning its validity, construction, or otherwise, shall be determined under the laws of the State of Texas.

9.	Invalid Provision

The invalidity or enforceability of any particular provision of this Agreement shall not affect the other provisions, and this Agreement shall be construed in all respects as if such provision were omitted.

10.	Amendment and Waiver

Provisions of this Agreement may be amended, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. The Agreement may be amended by mutual written consent of the parties, subject to the requirements of the 1940 Act and the rules and regulations promulgated and orders granted thereunder.

11.	Counterparts

This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com or www.echosign.com, or other applicable law) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

12.	Notices

All notices required or permitted to be given under this Agreement shall be in writing, shall specifically refer to this Agreement, and shall be addressed to the appropriate party at the address specified below, or such other address as may be specified by such party in writing in accordance with this Section, and shall be deemed to have been properly given when delivered or mailed by electronic mail, by U.S. certified or registered mail, return receipt requested, postage prepaid, or by reputable courier service.

VALIC consents to the delivery of a Covered Fund’s account statements, reports and other communications related to the services provided under this Agreement (collectively, “Account Communications”) via electronic mail and/or other electronic means acceptable to VALIC, in lieu of sending such Account Communications as hard copies via facsimile, mail or other means. VALIC confirms that it has provided the SUB-ADVISER with at least one valid electronic mail address where Account Communications can be sent. VALIC acknowledges that the SUB-ADVISER reserves the right to distribute certain Account Communications via facsimile, mail or other means to the extent required by applicable law or otherwise deemed advisable. VALIC may withdraw consent to electronic delivery at any time by giving the SUB-ADVISER notice pursuant this Section.

If to VALIC:

The Variable Annuity Life Insurance Company

2919 Allen Parkway

Houston, Texas 77019

Attention: General Counsel

Email address: SAAMCoLegal@corebridgefinancial.com

If to SUB-ADVISER:

T. Rowe Price Associates, Inc.

100 East Pratt Street

Baltimore, Maryland 21202

Attention: Managing Legal Counsel

Email address: Legal_Subadvised@troweprice.com

[Signature page follows]

The parties hereto have each caused this Agreement to be signed in duplicate on its behalf by its duly authorized officer on the above date.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

By:	/s/ Kevin J. Adamson
Name: Kevin J. Adamson
Title: Authorized Signer

T. ROWE PRICE ASSOCIATES, INC.

By:	/s/ Terence Baptiste
Name: Terence Baptiste
Title: Vice President

SCHEDULE A

COVERED FUNDS

SUB-ADVISER shall manage all or a portion of the assets of the following Funds and shall be compensated on such assets as follows:

Annual fee computed at the following annual rates, based on average daily net assets for each month on that portion of the assets managed by SUB-ADVISER, and payable monthly, except as otherwise noted:

Effective January 13, 2025:
Covered Fund	Fee
Small Cap Growth Fund*	omitted
Effective September 29, 2025:
Large Cap Core Fund	omitted

EXHIBIT B

FIRST AMENDED AND RESTATED

INVESTMENT SUB-ADVISORY AGREEMENT

This FIRST AMENDED AND RESTATED INVESTMENT SUB-ADVISORY AGREEMENT (“Agreement”) is made this 29th day of September 2025, by and between THE VARIABLE ANNUITY LIFE INSURANCE COMPANY, hereinafter referred to as “VALIC,” and J.P. MORGAN INVESTMENT MANAGEMENT INC., hereinafter referred to as the “SUB-ADVISER.”

VALIC and the SUB-ADVISER recognize the following:

(a)	VALIC is a life insurance company organized under Chapter 3 of the Texas Insurance Code and an investment adviser registered under the Investment Advisers Act of 1940, as amended (“Advisers Act”).

(b)

VALIC is engaged as the investment adviser of VALIC Company I (“VC I”), pursuant to an Investment Advisory Agreement between VALIC and VC I, an investment company organized under the general corporate laws of Maryland as a series type of investment company issuing separate classes (or series) of shares of common stock. VC I is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The 1940 Act prohibits any person from acting as an investment adviser of a registered investment company except pursuant to a written contract.

(c)	VC I currently consists of thirty-six portfolios (“Funds”):

Aggressive Allocation Lifestyle Fund	International Socially Responsible Fund
Asset Allocation Fund	International Value Fund
Capital Appreciation Fund	Large Cap Core Fund
Conservative Allocation Lifestyle Fund	Mid Cap Index Fund
Core Bond Fund	Mid Cap Strategic Growth Fund
Dividend Value Fund	Mid Cap Value Fund
Dynamic Allocation Fund	Moderate Allocation Lifestyle Fund
Emerging Economies Fund	Nasdaq-100® Index Fund
Global Real Estate Fund	Science & Technology Fund
Global Strategy Fund	Small Cap Growth Fund
Government Securities Fund	Small Cap Index Fund
Growth Fund	Small Cap Special Values Fund
High Yield Bond Fund	Small Cap Value Fund
Inflation Protected Fund	Stock Index Fund
International Equities Index Fund	Systematic Core Fund
International Government Bond Fund	Systematic Growth Fund
International Growth Fund	Systematic Value Fund
International Opportunities Fund	U.S. Socially Responsible Fund

In accordance with VC I’s Articles of Incorporation (the “Articles”), new Funds may be added to VC I upon approval of VC I’s Board of Directors without the approval of Fund shareholders. This Agreement will apply only to Funds set forth on the attached Schedule A, and any other Funds as may be added or deleted by amendment to the attached Schedule A (“Covered Fund(s)”).

(d)	The SUB-ADVISER is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the Advisers Act.

(e)

VALIC desires to enter into an Investment Sub-Advisory Agreement with the SUB-ADVISER for all or a portion of the assets of the Covered Fund(s) which VALIC determines from time to time to assign to the SUB-ADVISER.

VALIC and the SUB-ADVISER agree as follows:

1.	Services Rendered and Expenses Paid by the SUB-ADVISER

The SUB-ADVISER, subject to the supervision and review of VALIC and VC I’s Board of Directors and in material conformity with (i) the 1940 Act, all applicable laws and regulations thereunder, (ii) all other applicable federal laws and regulations, including Section 817(h) and Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and all applicable state laws and regulations that VALIC notifies the SUB-ADVISER are applicable to the investment management of the Covered Fund(s); (iii) VC I’s Articles, Bylaws, registration statements, prospectus and the investment objectives, policies and restrictions of any Covered Fund(s) stated in the Covered Fund(s)’ prospectus and statement of additional information; and (iv) any applicable procedures adopted by VC I’s Board of Directors and provided to the SUB-ADVISER, shall:

(a)

manage the investment and reinvestment of the assets of the Covered Fund(s) including, for example, the evaluation of pertinent economic, statistical, financial, and other data, the determination, in its discretion without prior consultation with VALIC or the VC I Board of Directors, of the industries, securities and other investments to be represented in each Covered Fund’s portfolio, and the formulation and implementation of investment programs.

(b)

maintain a trading desk and place orders for the purchase and sale of portfolio investments (including futures contracts or other derivatives) for each Covered Fund’s account with brokers or dealers (including futures commission merchants) selected by the SUB-ADVISER, or arrange for any other entity to provide a trading desk and to place orders with brokers and dealers (including futures commission merchants) selected by the SUB-ADVISER, subject to the SUB-ADVISER’s control, direction, and supervision, which brokers or dealers may include brokers or dealers (including futures commission merchants) affiliated with the SUB-ADVISER, subject to applicable law.

(c)

In performing its obligations under this Agreement, the SUB-ADVISER may, at its own discretion, and consistent with the obligations of Section 8 herein, delegate any or all of its discretionary investment, advisory and other rights, powers and functions hereunder to any advisory affiliate, without further written consent of VALIC provided that the SUB-ADVISER shall always remain liable for its obligations hereunder.

The SUB-ADVISER will assist the Covered Fund(s) and its agents in determining whether prices obtained by the Covered Fund(s) and its agents for valuation purposes are consistent with the prices on the SUB-ADVISER’s portfolio records relating to the assets of the Covered Fund(s) for which the SUB-ADVISER has responsibility at such times as VALIC shall reasonably request; provided, however, that the parties acknowledge that the SUB-ADVISER is not the fund accounting agent for the Covered Fund(s) and is not responsible for pricing determinations or calculations and any information provided pursuant to this position by SUB-ADVISER will be provided for information purposes only.

In selecting brokers or dealers to execute transactions on behalf of the Covered Fund(s), the SUB-ADVISER will seek the best overall terms available. In assessing the best overall terms available for any transaction, the SUB-ADVISER will consider factors it deems relevant, including, without limitation, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the brokers or dealers and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute a particular transaction, and in evaluating the best overall terms available, the SUB-ADVISER is authorized to consider the brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”)) provided to the Covered Fund(s) and/or other accounts over which the SUB-ADVISER or its affiliates exercise discretion. The SUB-ADVISER shall not be deemed to have acted unlawfully, or to have breached any duty created by this Agreement, or otherwise, solely by reason of acting in accordance with such authorization. Subject to the requirements of U.S. law, VALIC agrees that SUB-ADVISER may follow the SUB-ADVISER’S best execution policy, which has been provided to VALIC and which may be amended from time-to-time. The SUB-ADVISER agrees to provide VALIC a copy of any material amendment to its best execution policy as soon as reasonably practicable after such amendment to the policy.

In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the 1940 Act and Rule 17e-1 thereunder, the SUB-ADVISER may engage its affiliates, VALIC and its affiliates or any other sub-adviser to VC I and its respective affiliates, as broker-dealers or futures commission merchants to effect Covered Fund transactions in securities and other investments for a Covered Fund.

Nowithstanding anything to the contrary in this Agreement, to the extent that any market counterparty with whom the SUB-ADVISER deals requires information relating to the Covered Fund(s) (including but not limited to the identity and market value of the Covered Fund(s)), the SUB-ADVISER shall be permitted to disclose such information to the extent necessary to effect transactions on behalf of the Covered Fund(s) in accordance with the terms of this Agreement.

VALIC hereby agrees that, in managing the Covered Fund, the SUB-ADVISER may execute trades in markets that are not “regulated markets”1 as that term is defined in the “Markets in Financial Instruments Directive”2 and may utilize a multilateral trading facility.

The SUB-ADVISER may aggregate sales and purchase orders of securities held by the Covered Fund(s) with similar orders being made for other accounts managed by the SUB-ADVISER or with accounts of the affiliates of the SUB-ADVISER that are trading through a single trading desk or system on the same trading day, if in the SUB-ADVISER’s reasonable judgment such aggregation is fair and reasonable and consistent with the SUB-ADVISER’S fiduciary obligations to the Covered Fund(s) and its other clients. VALIC acknowledges that the determination whether such aggregation is fair and reasonable by the

[1]	Definition of Regulated Market

Multilateral system operated and/or managed by a market operator, which brings together or facilitates the bringing together of multiple third-party buying and selling interests in financial instruments – in the system and in accordance with its non-discretionary rules – in a way that results in a contract, in respect of the financial instruments admitted to trading under its rules and/or systems, and which is authorized and functions regularly and in accordance with the provisions of Title III of MiFID II (Directive 2014/65/EU) (Article 4(1)(21)).

[2]	Definition of Markets in Financial Instruments Directive (“MiFID II”)

Directive 2014/65/EU of the European Parliament and of the Council of 15 May 2014 on markets in financial instruments and amending Directive 2002/92/EC and Directive 2011/61/EU.

SUB-ADVISER is subjective and represents the SUB-ADVISER’s evaluation that the Covered Fund(s) may benefit by relatively better purchase or sales prices, lower commission expenses and beneficial timing of transactions or a combination of these and other factors.

With respect to any investments, including but not limited to repurchase and reverse repurchase agreements, derivatives contracts, futures contracts, International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements and similar types of master agreements, and options on futures contracts, which are permitted to be made by the SUB-ADVISER in accordance with this Agreement and the investment objectives and strategies of the Covered Fund(s), as outlined in the Registration Statement for the Covered Fund(s), VALIC hereby authorizes and directs the SUB-ADVISER to do and perform every act and thing whatsoever necessary or incidental in performing its duties and obligations under this Agreement, including, but not limited to, executing as agent, on behalf of the Covered Fund(s), master and related agreements and other documents to establish, operate and conduct all brokerage, collateral or other trading accounts, and executing as agent, on behalf of the Covered Fund(s), such agreements and other documentation as may be required for the purchase or sale, assignment, transfer and ownership of any permitted investment, including repurchase and derivative master agreements, including any schedules and annexes to such agreements, releases, consents, elections and confirmations. The SUB-ADVISER also is hereby authorized to instruct a Covered Fund’s custodian with respect to any collateral management activities in connection with any derivatives transactions and to enter into standard industry protocol arrangements (including those published by ISDA). The SUB-ADVISER is also authorized to provide evidence of its authority to enter into such master and related agreements, including by delivering a copy of this provision. VALIC acknowledges and understands: (i) that the SUB-ADVISER will rely on representations, warranties and covenants made by VALIC when entering into such agreements and when entering into derivatives transactions on behalf of the Covered Fund(s); and (ii) that it will be bound by any such trading accounts established, and agreements and other documentation executed, by the SUB-ADVISER for such investment purposes and agrees to provide the SUB-ADVISER with tax information, governing documents, representations, warranties and covenants, legal opinions and other information concerning the Covered Fund(s) as may be reasonably necessary to complete such agreements and other documentation. The SUB-ADVISER is required to provide VALIC with copies of the applicable agreements and documentation promptly upon request and to notify VALIC of any claims by counterparties or financial intermediaries that a Covered Fund has triggered an early termination or default provision or otherwise is out of compliance with the terms of the applicable agreement or that the counterparty is excused from performing under the agreement. The SUB-ADVISER is hereby authorized, to the extent required by regulatory agencies or market practice, to reveal VC I and the Covered Fund’s identity and address to any financial intermediary through which or with which financial instruments are traded or cleared.

The authority shall include, without limitation the authority on behalf of and in the name of the Covered Fund(s) to execute: (i) documentation relating to private placements, loans and bank debt (including Loan Syndications and Trading Association and Loan Market Association documentation); (ii) waivers, consents, amendments or other modifications relating to investments; and (iii) purchase agreements, sales agreements, commitment letters, pricing letters, registration rights agreements, indemnities and contributions, escrow agreements and other investment related agreements.

The SUB-ADVISER is authorized to terminate all such master and related agreements and other documentation with respect to a Covered Fund when it determines it is in the best interest of the Covered Fund to do so, and it is authorized to exercise all default and other rights of the Covered Fund against the other party(ies) to such agreements in accordance with its fiduciary duties and the best interest of the Covered Fund. Upon termination of this Agreement, the SUB-ADVISER agrees to remove the Covered Fund(s) as parties to such agreements and to consult with Adviser regarding close-out, novation or continuation of positions under the agreements and retention of accounts or transfer of such accounts, which VALIC shall determine in its sole discretion. If instructed by VALIC to do so, the SUB-ADVISER shall close out open positions and transfer financial instruments in accordance with VALIC’s instructions.

The SUB-ADVISER shall maintain records adequately demonstrating compliance with its obligations under this Agreement and report periodically to VALIC and VC I’s Board of Directors regarding the performance of its services under this Agreement. The SUB-ADVISER will make available to VALIC and VC I promptly upon their reasonable written request copies of all of the Covered Fund(s)’ investment records and ledgers to assist VALIC and VC I in complying with regulations applicable to each Covered Fund’s securities transactions as required by the 1940 Act and the Advisers Act, as well as other applicable laws. The SUB-ADVISER will furnish VC I’s Board of Directors such periodic and special reports as VALIC and VC I’s Board of Directors may reasonably request. The SUB-ADVISER will furnish to regulatory authorities any information or reports in connection with such services which may be requested in order to ascertain whether the operations of the Covered Fund(s) are being conducted in a manner consistent with applicable laws and regulations.

Should VALIC at any time make any definite determination as to any investment policy and notify the SUB-ADVISER in writing of such determination, within a reasonable time after receipt of such notice as agreed to by the SUB-ADVISER and VALIC, the SUB-ADVISER shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked, provided such determination will permit SUB-ADVISER to comply with the first paragraph of this Section.

The SUB-ADVISER will not hold money or investments on behalf of VC I. The money and investments will be held by the Custodian of VC I. The SUB-ADVISER will arrange for the transmission to the Custodian for VC I, on a daily basis, such confirmation, trade tickets and other documents as may be necessary to enable the Custodian to perform its administrative responsibilities with respect to the Covered Fund(s). The SUB-ADVISER further shall have the authority to instruct the Custodian of VC I (i) to pay cash for securities and other property delivered, or to be delivered, to the Custodian for VC I, (ii) to deliver securities and other property against payment for VC I, and (iii) to transfer assets and funds to such brokerage accounts as the SUB-ADVISER may designate, all consistent with the powers, authorities and limitations set forth herein. The SUB-ADVISER shall not have the authority to cause the Custodian to deliver securities and other property except as expressly provided for in this Agreement or as provided by VALIC in writing to the Custodian.

Subject to the prior approval by the Board of Directors of VC I and upon thirty (30) days’ written notice to the SUB-ADVISER (or such lesser or longer notice as is acceptable to the SUB-ADVISER), VALIC reserves the right to delegate to the SUB-ADVISER responsibility for exercising voting rights for all of the securities held by the SUB-ADVISER’S allocated portion of the Covered Fund. To the extent so delegated, the SUB-ADVISER will exercise voting rights with respect to securities held by a Covered Fund in accordance with the SUB-ADVISER’S written proxy voting policies and procedures, subject to the SUB-ADVISER’S receipt of all necessary voting materials and to such reasonable reporting and other requirements as shall be established by VALIC. Under these circumstances, VALIC agrees to instruct the Covered Fund(s) custodian to forward all proxy materials and related shareholder communications to the designee provided by the SUB-ADVISER promptly upon receipt. The SUB-ADVISER shall not be liable with regard to voting of proxies if the proxy materials and related communications are not received in a timely manner. To the extent VALIC retains the responsibility for voting proxies, the SUB-ADVISER agrees to provide input on certain proxy voting matters or proposals as may be reasonably requested by VALIC.

The SUB-ADVISER shall not be responsible for taking any action on behalf of the Covered Funds in connection with any claim or potential claim in any bankruptcy proceedings, class action securities litigation, or other litigation or proceeding affecting securities held at any time in the Covered Fund(s) including, without limitation, to file proofs of claim or other documents related to such proceedings (the “Litigation”) or to investigate, initiate, supervise, or monitor the Litigation involving the Covered Funds’ assets.

The SUB-ADVISER shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act or represent VALIC or VC I other than in furtherance of the SUB-ADVISER’s duties and responsibilities as set forth in this Agreement.

Except as otherwise agreed, or as otherwise provided herein, the SUB-ADVISER shall bear the expense of discharging its responsibilities hereunder; provided, however, all brokerage commissions, taxes, charges and other costs incident to the purchase and sale of investments shall be charged to and paid from the Covered Fund. VALIC shall pay, or arrange for others to pay, all VALIC’s expenses, except that VALIC shall in all events pay the compensation described in Section 3 of this Agreement.

The SUB-ADVISER is hereby prohibited from consulting with any other sub-adviser of the Covered Fund(s) (or a portion thereof) or any other sub-adviser to a fund under common control with the Covered Fund(s) (or a portion thereof) concerning securities transactions of the Covered Fund(s) (or a portion thereof) in securities or other assets, except as otherwise permitted by the 1940 Act or any rules thereunder.

2.	Confidentiality

Each party will receive and hold any records or other information obtained pursuant to this Agreement (“confidential information”) in the strictest confidence, and acknowledges, represents, and warrants that it will use its reasonable best efforts to protect the confidentiality of this information. Each party agrees that, without the prior written consent of the other party, it will not use, copy, or divulge to third parties (other than such party’s respective Representatives (as defined below)) or otherwise use, except in accordance with the terms of this Agreement, any confidential information obtained from or through the other party in connection with this Agreement other than as reasonably necessary in the course of a Covered Fund’s business, including, but not limited to, as may be requested by broker-dealers or third party firms conducting due diligence on the Covered Fund; provided that such recipients must agree to protect the confidentiality of such confidential information and use such information only for the purposes of providing services to the Covered Fund; provided, further, however, this covenant shall not apply to information which: (i) has been made publicly available by the other party or is otherwise in the public domain through no fault of the disclosing party; (ii) is within the legitimate possession of the disclosing party prior to its disclosure by such party and without any obligation of confidence; (iii) is lawfully received by the disclosing party from a third party when, to the best of such party’s knowledge and belief, such third party was not restricted from disclosing the information to such party; (iv) is independently developed by the disclosing party through persons who have not had access to, or knowledge of, the confidential information; or (v) is approved in writing for disclosure by the other party prior to its disclosure. For the avoidance of doubt, notwithstanding anything in this Section 2, the SUB-ADVISER is permitted to disclose Covered Fund(s) information in accordance with Section 8 of this Agreement.

Any confidential information provided by a party shall remain the sole property of such party, and shall be promptly returned to such party (or destroyed) following any request by such party to do so. Notwithstanding the foregoing, either party (and others to whom permitted disclosure has been made) (i) may retain a copy of the confidential information as is required for regulatory purposes or to comply with internal policy or laws relating to document retention and (ii) shall not be required to return, delete, or destroy any confidential information as resides on its electronic systems, including email and back-up tapes, it being understood that any such surviving confidential information shall remain subject to the limitations of this Section 2.

To the extent that any confidential information may include materials subject to the attorney-client privilege, work product doctrine or any other applicable privilege concerning pending or threatened legal proceedings or governmental investigations, each party agrees that they have a commonality of interest with respect to such matters and it is their mutual desire, intention and understanding that the sharing of such material is not intended to, and shall not, waive or diminish in any way the confidentiality of such material or its continued protection under the attorney-client privilege, work product doctrine or other applicable privilege. All confidential information furnished by either party to the other or such other party’s Representatives hereunder that is entitled to protection under the attorney-client privilege, work product doctrine or other applicable privilege shall remain entitled to such protection under such privileges, this Agreement, and under the joint defense doctrine.

Notwithstanding any other provision of this Agreement, each party and its respective Representatives shall be permitted to retain and disclose confidential information to the extent such retention and disclosure is: (i) required by any law or regulation; (ii) required or requested by, or necessary under the rules of, any court, any governmental agency or other regulatory authority (including, without limitation, any stock exchange or self-regulatory organization); or (iii) necessary in connection with any action, investigation or proceeding (including, without limitation, as part of any interrogatory, court order, subpoena, administrative proceeding, civil investigatory demand, in each case whether oral or written, or any other legal or regulatory process); provided, however, to the extent permitted by law, regulation or regulatory requirement, such party shall promptly notify the other party of the pending disclosure in writing and cooperate in all reasonable respects (and at such other party’s expense) with such other party in seeking to obtain a protective order either precluding such disclosure or requiring that the confidential information so disclosed be maintained as confidential or used only for the purposes related to the action, investigation or proceeding).

Without limiting the foregoing, VALIC acknowledges that the securities holdings of the Covered Fund(s) constitute information of value to the SUB-ADVISER, and agrees: (1) not to use for any purpose, other than for VALIC or the Covered Fund(s), or their Representatives, to supervise or monitor the SUB-ADVISER, the holdings or other trading-related information of the Covered Fund(s); and (2) not to disclose the Covered Fund(s)’ holdings, except: (a) as required by applicable law or regulation; (b) as required by state or federal regulatory authorities; (c) to the Representatives of VC I and VALIC; (d) in accordance with VC I’s portfolio holdings disclosure policy, including other third parties service providers identified in VC I’s registration statement; or (e) as otherwise agreed to by the parties hereto in writing.

For purposes of this Agreement, “Representatives” with respect to a party means such party’s representatives, directors, officers, investment and advisory committee members, employees, fund participants, rating agencies, professional advisers (including lawyers, accountants and investment bankers), affiliates or agents of such party who have a need to know confidential information (including employees, agents and representatives of an affiliate or third party to whom the SUB-ADVISER has delegated certain responsibilities under Section 8 of this Agreement). A party shall be responsible for enforcing compliance with this Agreement by its Representatives, if and to the extent such party has disclosed confidential information to any of them. The terms of this Section 2 are in addition to the terms of any other agreements between the parties or their affiliates.

The parties agree that, notwithstanding the foregoing, the SUB-ADVISER may disclose the total return earned by the Covered Fund(s) and may include such total return in the calculation of composite performance information.

For avoidance of doubt, it is understood that any information or recommendation supplied by, or produced by the SUB-ADVISER in connection with the performance of its obligations hereunder is to be regarded by the Covered Fund(s) and VALIC as confidential and for use only by VALIC and the Covered Fund(s).

3.	Compensation of the SUB-ADVISER

VALIC shall pay to the SUB-ADVISER, as compensation for the services rendered and expenses paid by the SUB-ADVISER, a monthly fee or fees based on each Covered Fund’s average daily net assets computed for each Covered Fund as provided for in the fee schedule attached hereto as Schedule A. Schedule A may be amended from time to time by written agreement executed by VALIC and the SUB-ADVISER, provided that amendments are made in conformity with applicable laws and regulations and the Articles and Bylaws of VC I. Any change in Schedule A pertaining to any new or existing Fund shall not be deemed to affect the interest of any other Fund and shall not require the approval of shareholders of any other Fund.

VALIC shall pay this fee for each calendar month as soon as practicable after the end of that month, but in any event no later than fifteen (15) days following the end of the month. If the SUB-ADVISER serves for less than a whole month, the foregoing compensation shall be prorated.

The payment of advisory fees related to the services of the SUB-ADVISER under this Agreement shall be the sole responsibility of VALIC and shall not be the responsibility of VC I.

4.	Scope of the SUB-ADVISER’s Activities

VALIC understands that the SUB-ADVISER and its affiliates now act, will continue to act and may act in the future as investment adviser to fiduciary and other managed accounts and as investment adviser to other investment companies (including other accounts and investment companies following the same investment strategy as the Covered Fund(s)), and VALIC has no objection to the SUB-ADVISER so acting, provided that whenever a Covered Fund(s) and one or more other accounts or investment companies advised by the SUB-ADVISER have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a methodology believed by the SUB-ADVISER to be equitable to each entity. The SUB-ADVISER similarly agrees to allocate opportunities to sell securities on an equitable basis. VALIC recognizes that, in some cases, this procedure may limit the size of the position that may be acquired or sold for a Covered Fund(s). In addition, VALIC understands that the persons employed by the SUB-ADVISER to assist in the performance of the SUB-ADVISER’s duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the SUB-ADVISER or any affiliate of the SUB-ADVISER to engage in and devote time and attention to other business or to render services of whatever kind or nature.

Except as otherwise required by the 1940 Act, any of the shareholders, directors, officers and employees of VALIC may be a shareholder, director, officer or employee of, or be otherwise interested in, the SUB-ADVISER, and in any person controlling, controlled by or under common control with the SUB-ADVISER; and the SUB-ADVISER, and any person controlling, controlled by or under common control with the SUB-ADVISER, may have an interest in VALIC.

VALIC shall perform quarterly and annual tax compliance tests and promptly furnish reports of such tests to the SUB-ADVISER after each quarter end to ensure that the Covered Fund(s) is in compliance with Subchapter M of the Code and Section 817(h) of the Code. VALIC shall apprise the SUB-ADVISER promptly after each quarter end of any potential non-compliance with the diversification requirements in such Code provisions. If so advised, the SUB-ADVISER shall take prompt action so that the Covered Fund complies with such Code diversification provisions, as directed by VALIC. VALIC acknowledges that the SUB-ADVISER shall rely completely upon VALIC’s determination of whether and to what extent each Covered Fund(s) is in compliance with Subchapter M and Section 817(h) of the Code and that the SUB-ADVISER has no separate and independent responsibility to test for such compliance.

The SUB-ADVISER does not guarantee the future performance of the Covered Fund(s) or any specific level of performance, the success of any investment decision or strategy that SUB-ADVISER may use, or the success of SUB-ADVISER’s overall management of the Covered Fund(s). VALIC and VC I understand that investment decisions made for the Covered Fund(s) by the SUB-ADVISER are subject to various market, currency, economic, political and business risks and that those investment decisions will not always be profitable. The SUB-ADVISER will manage only the assets of the Covered Fund(s) allocated to its management by VALIC and in making investment decisions for the Covered Fund(s).

5.	Representations of the SUB-ADVISER and VALIC

The SUB-ADVISER represents, warrants, and agrees as follows:

(a)

The SUB-ADVISER (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify VALIC of the occurrence of any event that would disqualify the SUB-ADVISER from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

(b)

The SUB-ADVISER has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and if it has not already done so, will provide VALIC and VC I with a copy of such code of ethics together with evidence of its adoption.

(c)

The SUB-ADVISER has provided VALIC and VC I with a copy of its Form ADV as most recently filed with the SEC and will promptly after filing its annual update to its Form ADV with the SEC, furnish a copy of such amendment to VALIC.

VALIC represents, warrants, and agrees as follows:

(a)

VALIC: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify the SUB-ADVISER of the occurrence of any event that would disqualify VALIC from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

(b)	VALIC has the authority under the Investment Advisory Agreement between VALIC and VC I to delegate some or all of its responsibilities to one or more sub-advisers.

6.	Term of Agreement

This Agreement shall become effective as to the Covered Fund(s) set forth on Schedule A on the date hereof and as to any other Fund on the date of the Amendment to Schedule A adding such Fund in accordance with this Agreement. Unless sooner terminated as provided herein, this Agreement shall continue in effect for two years from its effective date. Thereafter, this Agreement shall continue in effect, but with respect to any Covered Fund, subject to the termination provisions and all other terms and conditions hereof, only so long as such continuance is approved at least annually by the vote of a majority of VC I’s Directors who are not parties to this Agreement or interested persons of any such parties, cast in person at a meeting called for the purpose of voting on such approval, and by a vote of a majority of VC I’s Board of Directors or a majority of that Covered Fund’s outstanding voting securities (as defined in the 1940 Act).

This Agreement shall automatically terminate in the event of its assignment as that term is defined in the 1940 Act, or in the event of the termination of the Investment Advisory Agreement between VALIC and VC I as it relates to any Covered Fund(s). The Agreement may be terminated as to any Covered Fund at any time, without the payment of any penalty, by vote of VC I’s Board of Directors or by vote of a majority of that Covered Fund’s outstanding voting securities on not more than 60 days’ nor less than 30 days’ prior written notice to the SUB-ADVISER, or upon such shorter notice as may be mutually agreed upon by the parties. This Agreement may also be terminated by VALIC: (i) on not more than 60 days’ nor less than 30 days’ prior written notice to the SUB-ADVISER, or upon such shorter notice as may be mutually agreed upon by the parties, without the payment of any penalty; or (ii) if the SUB-ADVISER becomes unable to discharge its duties and obligations under this Agreement. The SUB-ADVISER may terminate this Agreement at any time, or preclude its renewal without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ prior written notice to VALIC, or upon such shorter or longer notice as may be mutually agreed upon by the parties.

7.	Indemnification

The SUB-ADVISER shall not be liable to VALIC, VC I, or to any shareholder in the Covered Fund(s), and VALIC shall indemnify the SUB-ADVISER, for any act or omission in rendering services under this Agreement, or for any losses sustained in connection with the matters to which this Agreement relates, so long as there has been no willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties on the part of the SUB-ADVISER in performing its duties under this Agreement.

Notwithstanding the foregoing, VALIC agrees to indemnify the SUB-ADVISER for losses, costs, fees, expenses and claims which arise directly (i) as a result of a failure by VALIC to provide the services or furnish materials required under the terms of this Agreement, or (ii) as the result of any untrue statement of a material fact or any omission to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which they were made, not misleading in any registration statements, proxy materials, advertisements, or sales literature pertaining to VC I or a Covered Fund, except insofar as any such statement or omission was specifically made in reliance on written information provided by the SUB-ADVISER to VALIC.

The SUB-ADVISER agrees to indemnify VALIC for losses and claims which arise directly (i) as a result of the willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties by the SUB-ADVISER; or (ii) as the result of any untrue statement of a material fact or any omission to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which they were made, not misleading in any registration statements, proxy materials, advertisements, or sales literature pertaining to VC I or a Covered Fund to the extent any such statement or omission was made in reliance on written information provided by the SUB-ADVISER.

Under no circumstances shall VALIC or the SUB-ADVISER be liable to any indemnified party for indirect, special or consequential damages, even if VALIC or the SUB-ADVISER is appraised of the likelihood of such damages.

Promptly after receipt by either VALIC or SUB-ADVISER (an “Indemnified Party”) under this Section 7 of the commencement of an action, such Indemnified Party will, if a claim in respect thereof is to be made against the other party (the “Indemnifying Party”) under this Section, notify Indemnifying Party of the commencement thereof; but the omission so to notify Indemnifying Party will not relieve it from any liability that it may have to any Indemnified Party otherwise than under this Section. In case any such action is brought against any Indemnified Party, and it notified Indemnifying Party of the commencement thereof, Indemnifying Party will be entitled to participate therein and, to the extent that it may wish, assume the defense thereof, with counsel satisfactory to such Indemnified Party. After notice from Indemnifying Party of its intention to assume the defense of an action, the Indemnified Party shall bear the expenses of any additional counsel obtained by it, and Indemnifying Party shall not be liable to such Indemnified Party under this Section for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof other than reasonable costs of investigation.

The provisions of this Section 7 shall survive the termination of this Agreement.

8.	Delegation

Except where prohibited by applicable law or regulation, SUB-ADVISER may employ an affiliate or a third party to perform any accounting, administrative, reporting and ancillary services required to enable SUB-ADVISER to perform its functions under this Agreement; provided however, that no such person shall serve or acts as an investment adviser separate from the SUB-ADVISER so as to require a new written contract pursuant to the 1940 Act. The compensation of any such persons will be paid by the SUB-ADVISER, and no obligation will be incurred by, or on behalf of, VALIC, VC I or the Covered Fund(s) with respect to them. Notwithstanding any other provision of this Agreement, SUB-ADVISER may provide information about the Fund to any such affiliate or other third party for the purpose of providing the services contemplated under this clause. SUB-ADVISER will act in good faith and due diligence in the selection, use and monitoring of affiliates and other third parties, and any delegation or appointment hereunder shall not relieve SUB-ADVISER of any of its obligations under this Agreement. SUB-ADVISER shall remain liable for SUB-ADVISER’S obligations hereunder and for all actions of any such affiliates, third parties or agents to the same extent as SUB-ADVISER is liable for its own actions hereunder.

9.	Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, SUB-ADVISER has adopted a Customer Identification Program, (“CIP”) pursuant to which SUB-ADVISER is required to obtain, verify and maintain records of certain information relating to its clients. In order to facilitate SUB-ADVISER’s compliance with its CIP, VALIC hereby represents and warrants that (i) the Fund’s taxpayer identification number or other government issued identification number is reflected on Schedule A, (ii) all documents provided to SUB-ADVISER are true and accurate as of the date hereof, and (iii) VALIC agrees to provide to SUB-ADVISER such other information and documents that SUB-ADVISER requests in order to comply with SUB-ADVISER’s CIP.

10.	Other Matters

The SUB-ADVISER agrees that all books and records which it maintains for the Covered Fund(s) are the Covered Fund’s property. The SUB-ADVISER also agrees upon request of VALIC or VC I, to promptly surrender such books and records in accordance with the 1940 Act and rules thereunder;

provided, however, that the SUB-ADVISER may retain copies of such books and records to the extent necessary to comply with applicable law or regulation. The SUB-ADVISER further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by subparagraphs (b)(5), (6), (7), (9), (10), (11) and paragraph (f) of Rule 31a-1 under the 1940 Act. Notwithstanding the foregoing, the SUB-ADVISER has no responsibility for the maintenance of the records of VC I, except for those related to the Covered Fund(s).

VALIC has herewith furnished the SUB-ADVISER copies of VC I’s Prospectus, Statement of Additional Information, investment objectives, policies and restrictions, and any applicable procedures adopted by VC I’s Board of Directors, as currently in effect for the Covered Fund(s) and agrees during the continuance of this Agreement to furnish the SUB-ADVISER copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. Until VALIC delivers any amendments or supplements to the SUB-ADVISER, the SUB-ADVISER shall be fully protected in relying on the documents previously furnished to it.

The SUB-ADVISER is authorized to honor and act on any notice, instruction or confirmation given by VALIC on behalf of VC I or the Covered Fund(s) in writing signed or sent by any of the persons who the SUB-ADVISER has reason to believe are acting in good authority. The SUB-ADVISER shall not be liable for so acting in good faith upon such instructions, confirmation or authority.

VALIC agrees to furnish the SUB-ADVISER at its principal office prior to use thereof, copies of all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Covered Fund(s) or the public that refer in any way to the SUB-ADVISER, and not to use such material if the SUB-ADVISER reasonably objects in writing within ten (10) business days (or such other time as may be mutually agreed) after receipt thereof. In the event of termination of this Agreement, VALIC will continue to furnish to the SUB-ADVISER copies of any of the above-mentioned materials that refer in any way to the SUB-ADVISER and shall cease to use the SUB-ADVISER name and/or logo as soon as is reasonable. VALIC shall furnish or otherwise make available to the SUB-ADVISER such other information relating to the business affairs of VALIC and the Covered Fund as the SUB-ADVISER at any time, or from time to time, may reasonably request in order to discharge obligations hereunder. The provisions of this Section 10 shall survive the termination of this Agreement.

A successor by law of the parties to this Agreement shall be entitled to the benefits of the indemnification contained herein.

11.	Applicability of Federal Securities Laws

This Agreement shall be interpreted in accordance with the laws of the State of New York and applicable federal securities laws and regulations, including definitions therein and such exemptions as may be granted to VALIC or the SUB-ADVISER by the SEC or such interpretive positions as may be taken by the SEC or its staff. To the extent that the applicable law of the State of New York, or any of the provisions herein, conflict with applicable provisions of the federal securities laws, the latter shall control.

12.	Amendment and Waiver

The Agreement may be amended by mutual written consent of the parties, subject to the requirements of the 1940 Act and the rules and regulations promulgated and orders granted thereunder.

13.	Counterparts

This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com or www.echosign.com, or other applicable law) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

14.	Notices

All notices required or permitted to be given under this Agreement shall be in writing, shall specifically refer to this Agreement, and shall be addressed to the appropriate party at the address specified below, or such other address as may be specified by such party in writing in accordance with this Section, and shall be deemed to have been properly given when delivered or mailed by electronic mail, by U.S. certified or registered mail, return receipt requested, postage prepaid, or by reputable courier service.

VALIC consents to the delivery of a Covered Fund’s account statements, reports and other communications related to the services provided under this Agreement (collectively, “Account Communications”) via electronic mail and/or other electronic means acceptable to VALIC, in lieu of sending such Account Communications as hard copies via facsimile, mail or other means. VALIC confirms that it has provided the SUB-ADVISER with at least one valid electronic mail address where Account Communications can be sent. VALIC acknowledges that the SUB-ADVISER reserves the right to distribute certain Account Communications via facsimile, mail or other means to the extent required by applicable law or otherwise deemed advisable. VALIC may withdraw consent to electronic delivery at any time by giving the SUB-ADVISER notice pursuant this Section.

If to VALIC:
The Variable Annuity Life Insurance Company 2919 Allen Parkway Houston, Texas 77019 Attention: General Counsel Email address: SAAMCoLegal@corebridgefinancial.com

If to SUB-ADVISER:	With a copy to:

J.P. Morgan Investment Management Inc. 277 Park Avenue, Floor 8 New York, New York 10172 Attention: bootsie.beeks@jpmchase.com	JPMorgan Chase Bank, N.A. 4 New York Plaza, Floor 19 New York, New York 10004 Attention: Mutual Funds Legal

[Signature page follows]

The parties hereto have each caused this Agreement to be signed in duplicate on its behalf by its duly authorized officer on the above date.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

By:	/s/ Kevin J. Adamson
Name: Kevin J. Adamson
Title: Authorized Signer

J.P. MORGAN INVESTMENT MANAGEMENT INC.

By:	/s/ Bootsie Beeks
Name: Bootsie Beeks
Title: Vice President

SCHEDULE A

COVERED FUND(S)

Fee computed at the following annual rate, based on average daily net assets for each month on that portion of the assets managed by SUB-ADVISER, and payable monthly:

Covered Fund	Fee	Effective Date
Aggressive Allocation Lifestyle Fund	omitted	January 13, 2025

Asset Allocation Fund	omitted	January 13, 2025

Conservative Allocation Lifestyle Fund	omitted	January 13, 2025

Core Bond Fund	omitted	January 13, 2025

Government Securities Fund	omitted	January 13, 2025, as amended September 29, 2025

Moderate Allocation Lifestyle Fund	omitted	January 13, 2025

Small Cap Value Fund	omitted	January 13, 2025

Large Cap Core Fund	omitted	September 29, 2025

VALIC Company I

2919 Allen Parkway, 8th floor,

Houston, Texas 77019

Large Cap Core Fund

(the “Fund”)

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF

INFORMATION STATEMENT

(the “Notice”)

The Information Statement referenced in this

Notice is available at

https://www.corebridgefinancial.com/rs/prospectus-and-reports/information-statements

This Notice is to inform you that an information statement (the “Information Statement”) regarding the approval of two new investment sub-advisory agreements is now available at the website referenced above. The Fund is a series of VALIC Company I (“VC I”). Please note that this Notice is only intended to provide an overview of the matter covered in the Information Statement. We encourage you to access our website to review a complete copy of the Information Statement, which contains important information about two new investment sub-advisory agreements.

As discussed in the Information Statement, at a meeting held on April 23, 2025 (the “Meeting”), the Board of Directors (the “Board”) of VC I approved investment Sub-Advisory Agreements between the Variable Annuity Life Insurance Company, the Fund’s investment adviser, and each of T. Rowe Price Associates, Inc. (“T. Rowe Price”) and J.P. Morgan Investment Management Inc. (“JPMorgan”) with respect to the Fund (each, a “New Sub-Advisory Agreement,” and collectively, the “New Sub-Advisory Agreements”). T. Rowe Price and JPMorgan replaced Massachusetts Financial Services Company as the subadvisers of the Fund. The Fund is a series of VC I. The New Sub-Advisory Agreements became effective on September 29, 2025.

In connection with the appointment of T. Rowe Price and JPMorgan the Board approved a change in the Fund’s name to “Large Cap Core Fund”, along with changes to the Fund’s principal investment strategies and techniques.

In addition, the Board approved the Second Amended and Restated Master Advisory Fee Waiver Agreement (the “Master Advisory Fee Waiver Agreement” or the “Advisory Fee Waiver Agreement”) between VC I and VALIC, on behalf of the Fund. These changes also became effective on the Effective Date. For more information about the Fund’s principal investment strategies and techniques and principal investment risks, please refer to the Fund’s prospectus dated October 1, 2025.

VC I has received an exemptive order from the U.S. Securities and Exchange Commission which allows VALIC, subject to certain conditions, to enter into and materially amend sub-advisory agreements without obtaining shareholder approval. The Board, including a majority of the Independent Directors, must first approve each new or amended sub-advisory agreement. This allows VALIC to act more quickly to change sub-advisers when it determines that a change would be in the best interest of the Fund and its shareholders. As required by this exemptive order, the Fund will provide information to shareholders about any new sub-adviser and sub-advisory agreement within 60 days of the hiring of any new sub-adviser. This Information Statement is being provided to you to satisfy this requirement.

This Notice is being mailed on or about November 24, 2025, to all participants in a contract or plan who were invested in the Fund as of the close of business on September 29, 2025. A copy of the Information Statement will remain on our website until at least November 24, 2026, and shareholders can request a complete copy of the Information Statement until that time.

You can obtain a paper copy of the complete Information Statement, without charge, by writing VC I at P.O. Box 15648, Amarillo, Texas 79105-5648 or by calling 1-800-448-2542. You can request a complete copy of the Information Statement until November 24, 2026. To ensure prompt delivery, you should make your request no later than that time. Please note that you will not receive a paper copy unless you request it.

This Notice and the Information Statement are for your information only and you are not required to take any action.